UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

June 30, 2021

Disciplined Core Value Fund
Investor Class (BIGRX)
I Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)
R5 Class (AICGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied as Optimism Prevailed

The reporting period began with global financial markets experiencing a sweeping recovery from the initial—and severe—effects of the COVID-19 pandemic. Swift and significant action from central banks and federal governments in early 2020 helped reignite investor confidence in the markets and bolster the economic backdrop. These positive influences generally persisted through the second half of 2020, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In the U.S., improving data on manufacturing, employment and housing, along with a late-2020 federal coronavirus aid package and positive vaccine developments, helped sustain the optimism into the new year. Furthermore, political clarity emerged following the January U.S. Senate run-off elections in Georgia, setting the stage for another federal aid package, which passed in March. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Overall, despite lingering challenges, corporate earnings generally rallied, and global stocks delivered stellar 12-month returns. The U.S. broadly outperformed other developed markets, with the S&P 500 Index returning more than 40% and small caps (Russell 2000 Index) gaining 62%. The broad economic recovery combined with ongoing monetary and fiscal support, reopenings and soaring commodity prices eventually drove inflation and government bond yields higher. U.S. Treasuries and other perceived safe-haven investments, including gold, declined for the period.

The Return to Normal Will Shape Market Dynamics

The return to pre-pandemic life is progressing. As the U.S. economy continues to rebuild from shutdown-related losses, investors likely will face renewed opportunities and challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and the effects of fiscal and monetary policy likely will be among the factors swaying market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	39.42%	14.43%	12.57%	—	12/17/90
Russell 1000 Value Index	—	43.68%	11.87%	11.60%	—	—
I Class	AMGIX	39.70%	14.66%	12.80%	—	1/28/98
A Class	AMADX				—	12/15/97
No sales charge		39.04%	14.14%	12.29%	—
With sales charge		31.06%	12.80%	11.63%	—
C Class	ACGCX	38.05%	13.29%	11.46%	—	6/28/01
R Class	AICRX	38.73%	13.86%	12.01%	—	8/29/03
R5 Class	AICGX	39.68%	—	—	13.93%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2021
Investor Class — $32,718

Russell 1000 Value Index — $30,001

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.67%	0.47%	0.92%	1.67%	1.17%	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Steven Rossi and Yulin Long

Performance Summary

Disciplined Core Value returned 39.42%* for the year ended June 30, 2021, compared with the 43.68% return of its benchmark, the Russell 1000 Value Index.

Disciplined Core Value advanced during the fiscal year but underperformed its benchmark, the Russell 1000 Value Index. Disciplined Core Value’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were primarily driven by positioning in the financials sector and security selection results among health care and industrials holdings. In contrast, stock selection in the information technology and materials sectors aided relative performance.

Financials Sector Detracted Most from Relative Performance

Positioning in the financials sector was a main source of the portfolio’s underperformance. An underweight position to banks, relative to the benchmark, detracted from relative performance, as banks such as Wells Fargo & Co. and Bank of America rallied sharply, driven by lower credit losses and rising optimism amid the economic rebound and strong gains in corporate and investment banking and wealth management revenue. Stock selection among capital markets companies, particularly underweight positions in Morgan Stanley, The Charles Schwab Corp. and The Goldman Sachs Group, were detrimental as the companies advanced amid several prominent acquisitions and higher revenues from increased trading activity and advisory services.

Stock choices in the health care sector also hampered relative performance. Overweight exposure in the biotechnology industry and pharmaceuticals holdings served as the largest sector headwinds. Among biotechnology holdings, overweights in Amgen and AbbVie detracted the most. Amgen’s stock price declined following disappointing late-stage clinical trial results of a heart treatment and disappointing earnings guidance as consumers delayed seeking medical care during the pandemic, leading to lower drug sales. We ultimately exited the position. AbbVie was pressured by patent expiration of its blockbuster rheumatoid arthritis drug and competition from biosimilars. In the pharmaceuticals industry, owning Merck & Co. was detrimental. The company lagged behind its competitors in developing a COVID-19 vaccine and was pressured by lower demand for medication during the pandemic’s closures. The investment team ultimately liquidated the position.

The industrials sector was also an area of weakness. Stock selection among industrial conglomerates detracted notably, particularly an overweight to 3M. Despite earnings and revenue growth, expectations that higher raw materials and logistics costs, along with lower demand for safety equipment like respirators, weighed on the company’s stock price. In the building products industry, an overweight position in Owens Corning detracted from returns, as the building materials maker’s stock declined amid uncertainty around the ongoing effects of COVID-19 on global construction activity and about the likelihood of a bipartisan infrastructure agreement.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Information Technology Contributed the Most to Relative Performance

Stock choices in the information technology sector were the portfolio’s leading relative contributors. Holdings in the technology hardware, storage and peripherals industry were especially beneficial, particularly a portfolio-only position in Apple. Higher demand for products and services like iPhones and video and music streaming by consumers spending more time at home during the pandemic bolstered Apple’s stock price. The investment team opted to lock in gains and exited the position. Semiconductors and semiconductor equipment companies also aided the sector’s gains. A portfolio-only position in Applied Materials contributed notably as the semiconductor equipment maker posted strong earnings growth amid a sharp rise in demand and ongoing supply shortages of semiconductors following pandemic-driven surges in sales of devices such as PCs and gaming consoles.

Stock selection in the materials sector also contributed to relative performance. Rising demand for industrial metals amid the economic recovery boosted materials prices, benefiting the metals and mining industry, where the portfolio is overweight. Significant contribution came from overweight positions in several steel producers, including Nucor. Positioning among containers and packaging companies also served as a portfolio tailwind. Overweight positions in International Paper and WestRock benefited from pandemic-driven demand for corrugated cardboard packaging from e-commerce companies and strong sales of paper products, particularly to processed foods and beverages makers. The position in International Paper was liquidated.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equity market exposure with strong current income. As such, we do not see significant deviations in sector weightings versus the Russell 1000 Value Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology was the portfolio’s largest absolute and relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. The consumer discretionary and industrials sectors were also areas of notable active exposure based on compelling factor profiles. Conversely, the portfolio’s financials sector underweight reflects more limited opportunities that align with the team’s stock selection model. Likewise, the portfolio maintains relative underweight positions in utilities and communication services, reflecting less compelling factor scores based on our model.

6

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	94.1%
Exchange-Traded Funds	2.0%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	0.9%

Top Five Industries*	% of net assets
Health Care Providers and Services	6.7%
Banks	6.4%
Semiconductors and Semiconductor Equipment	6.0%
IT Services	5.1%
Software	5.1%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,164.30	$3.49	0.65%
I Class	$1,000	$1,165.40	$2.42	0.45%
A Class	$1,000	$1,162.70	$4.83	0.90%
C Class	$1,000	$1,158.70	$8.83	1.65%
R Class	$1,000	$1,161.60	$6.16	1.15%
R5 Class	$1,000	$1,165.40	$2.42	0.45%
Hypothetical
Investor Class	$1,000	$1,021.57	$3.26	0.65%
I Class	$1,000	$1,022.56	$2.26	0.45%
A Class	$1,000	$1,020.33	$4.51	0.90%
C Class	$1,000	$1,016.61	$8.25	1.65%
R Class	$1,000	$1,019.09	$5.76	1.15%
R5 Class	$1,000	$1,022.56	$2.26	0.45%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

JUNE 30, 2021

	Shares	Value
COMMON STOCKS — 94.1%
Aerospace and Defense — 2.2%
Boeing Co. (The)(1)	106,018	$25,397,672
Huntington Ingalls Industries, Inc.	44,899	9,462,464
Northrop Grumman Corp.	78,930	28,685,530
		63,545,666
Air Freight and Logistics — 1.1%
FedEx Corp.	108,129	32,258,125
Auto Components — 0.7%
BorgWarner, Inc.	113,450	5,506,863
Magna International, Inc.	168,677	15,626,237
		21,133,100
Automobiles — 2.5%
Ford Motor Co.(1)	3,746,875	55,678,562
General Motors Co.(1)	284,835	16,853,687
		72,532,249
Banks — 6.4%
Bank of America Corp.	938,094	38,677,616
Citigroup, Inc.	446,529	31,591,927
Citizens Financial Group, Inc.	248,338	11,391,264
First Horizon Corp.	778,142	13,446,294
JPMorgan Chase & Co.	356,149	55,395,415
Wells Fargo & Co.	789,102	35,738,429
		186,240,945
Beverages — 0.7%
Molson Coors Beverage Co., Class B(1)	375,679	20,170,206
Biotechnology — 3.1%
AbbVie, Inc.	556,310	62,662,758
Exelixis, Inc.(1)	199,650	3,637,623
Moderna, Inc.(1)	104,655	24,591,832
		90,892,213
Building Products — 1.4%
Owens Corning	417,668	40,889,697
Capital Markets — 4.9%
Affiliated Managers Group, Inc.	75,614	11,660,435
Blackstone Group, Inc. (The), Class A	449,400	43,654,716
Cboe Global Markets, Inc.	202,238	24,076,434
Charles Schwab Corp. (The)	133,579	9,725,887
Goldman Sachs Group, Inc. (The)	60,467	22,949,040
Morgan Stanley	253,109	23,207,564
MSCI, Inc.	12,685	6,762,120
		142,036,196
Chemicals — 2.7%
Celanese Corp.	140,186	21,252,198
Chemours Co. (The)	497,037	17,296,888
Dow, Inc.	394,184	24,943,963
Eastman Chemical Co.	122,465	14,297,789
		77,790,838
10

	Shares	Value
Communications Equipment — 0.6%
Cisco Systems, Inc.	315,617	$16,727,701
Construction and Engineering — 1.5%
MasTec, Inc.(1)	280,629	29,774,737
Quanta Services, Inc.	169,890	15,386,937
		45,161,674
Consumer Finance — 1.4%
OneMain Holdings, Inc.	275,124	16,482,679
Synchrony Financial	492,072	23,875,333
		40,358,012
Containers and Packaging — 0.7%
WestRock Co.	361,635	19,246,215
Distributors — 0.4%
LKQ Corp.(1)	230,422	11,341,371
Diversified Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(1)	151,732	42,169,357
Diversified Telecommunication Services — 0.7%
Lumen Technologies, Inc.	1,604,229	21,801,472
Electric Utilities — 0.3%
NRG Energy, Inc.	221,247	8,916,254
Electrical Equipment — 2.5%
Acuity Brands, Inc.	60,550	11,324,667
Eaton Corp. plc	175,778	26,046,784
Hubbell, Inc.	71,239	13,310,295
nVent Electric plc	317,337	9,913,608
Regal Beloit Corp.	82,181	10,971,985
		71,567,339
Electronic Equipment, Instruments and Components — 0.4%
SYNNEX Corp.	107,135	13,044,758
Energy Equipment and Services — 0.9%
Schlumberger NV	789,112	25,259,475
Entertainment — 0.4%
Walt Disney Co. (The)(1)	71,190	12,513,066
Equity Real Estate Investment Trusts (REITs) — 1.8%
Iron Mountain, Inc.	23,870	1,010,179
Prologis, Inc.	293,734	35,110,025
Simon Property Group, Inc.	116,036	15,140,377
		51,260,581
Food and Staples Retailing — 1.6%
Walgreens Boots Alliance, Inc.	445,489	23,437,176
Walmart, Inc.	167,972	23,687,412
		47,124,588
Food Products — 2.0%
General Mills, Inc.	470,000	28,637,100
Tyson Foods, Inc., Class A	407,022	30,021,943
		58,659,043
Gas Utilities — 0.5%
UGI Corp.	301,980	13,984,694
Health Care Equipment and Supplies — 0.6%
Hill-Rom Holdings, Inc.	146,705	16,664,221
Health Care Providers and Services — 6.7%
AMN Healthcare Services, Inc.(1)	93,246	9,042,997
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	Shares	Value
CVS Health Corp.	204,853	$17,092,935
HCA Healthcare, Inc.	284,134	58,741,863
Humana, Inc.	36,092	15,978,650
Laboratory Corp. of America Holdings(1)	75,505	20,828,054
McKesson Corp.	211,878	40,519,549
UnitedHealth Group, Inc.	82,805	33,158,434
		195,362,482
Hotels, Restaurants and Leisure — 1.0%
Bloomin' Brands, Inc.(1)	258,372	7,012,216
Brinker International, Inc.(1)	119,477	7,389,653
Yum! Brands, Inc.	118,967	13,684,774
		28,086,643
Household Durables — 0.8%
Mohawk Industries, Inc.(1)	96,615	18,568,437
PulteGroup, Inc.	78,748	4,297,278
		22,865,715
Household Products — 0.3%
Kimberly-Clark Corp.	35,640	4,767,919
Procter & Gamble Co. (The)	35,903	4,844,392
		9,612,311
Industrial Conglomerates — 1.4%
3M Co.	149,472	29,689,623
Carlisle Cos., Inc.	54,096	10,352,893
		40,042,516
Insurance — 1.3%
Allstate Corp. (The)	79,508	10,371,024
Mercury General Corp.	47,123	3,060,639
Progressive Corp. (The)	258,792	25,415,962
		38,847,625
Interactive Media and Services — 0.8%
Facebook, Inc., Class A(1)	64,031	22,264,219
IT Services — 5.1%
Accenture plc, Class A	114,439	33,735,473
Akamai Technologies, Inc.(1)	194,676	22,699,222
Amdocs Ltd.	207,139	16,024,273
Cognizant Technology Solutions Corp., Class A	311,301	21,560,707
DXC Technology Co.(1)	384,059	14,955,257
International Business Machines Corp.	262,272	38,446,453
		147,421,385
Life Sciences Tools and Services — 0.5%
PerkinElmer, Inc.	71,559	11,049,425
Thermo Fisher Scientific, Inc.	9,264	4,673,410
		15,722,835
Machinery — 2.4%
AGCO Corp.	136,643	17,815,514
Allison Transmission Holdings, Inc.	123,043	4,889,729
Cummins, Inc.	107,692	26,256,386
Timken Co. (The)	246,406	19,857,860
		68,819,489
Media — 3.2%
Altice USA, Inc., Class A(1)	590,487	20,159,226
AMC Networks, Inc., Class A(1)	92,050	6,148,940
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	Shares	Value
Charter Communications, Inc., Class A(1)	33,090	$23,872,780
Comcast Corp., Class A	664,656	37,898,685
Interpublic Group of Cos., Inc. (The)	187,238	6,083,363
		94,162,994
Metals and Mining — 1.4%
Nucor Corp.	245,175	23,519,638
Steel Dynamics, Inc.	293,202	17,474,839
		40,994,477
Multiline Retail — 1.6%
Target Corp.	195,133	47,171,451
Oil, Gas and Consumable Fuels — 3.1%
Cabot Oil & Gas Corp.	297,784	5,199,309
Chevron Corp.	309,195	32,385,084
Diamondback Energy, Inc.	117,124	10,996,772
Exxon Mobil Corp.	268,150	16,914,902
Marathon Oil Corp.	601,431	8,191,490
Marathon Petroleum Corp.	176,217	10,647,031
Williams Cos., Inc. (The)	266,134	7,065,858
		91,400,446
Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	410,327	27,418,050
Jazz Pharmaceuticals plc(1)	57,941	10,292,639
Johnson & Johnson	223,659	36,845,584
Pfizer, Inc.	899,023	35,205,741
		109,762,014
Professional Services — 0.2%
Leidos Holdings, Inc.	54,668	5,526,935
Real Estate Management and Development — 0.2%
Jones Lang LaSalle, Inc.(1)	24,861	4,859,331
Road and Rail — 1.2%
Landstar System, Inc.	112,734	17,814,227
Ryder System, Inc.	235,274	17,487,916
		35,302,143
Semiconductors and Semiconductor Equipment — 6.0%
Applied Materials, Inc.	174,691	24,875,998
Broadcom, Inc.	55,634	26,528,517
Intel Corp.	650,433	36,515,309
Micron Technology, Inc.(1)	149,576	12,710,968
NXP Semiconductors NV	108,243	22,267,750
QUALCOMM, Inc.	205,869	29,424,856
Skyworks Solutions, Inc.	65,266	12,514,755
Synaptics, Inc.(1)	63,327	9,852,415
		174,690,568
Software — 5.1%
j2 Global, Inc.(1)	28,995	3,988,262
Microsoft Corp.	222,695	60,328,076
Oracle Corp. (New York)	339,901	26,457,894
Palo Alto Networks, Inc.(1)	38,582	14,315,851
salesforce.com, Inc.(1)	83,258	20,337,432
VMware, Inc., Class A(1)	137,195	21,947,084
		147,374,599
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	Shares	Value
Specialty Retail — 2.9%
Best Buy Co., Inc.	319,664	$36,754,967
Home Depot, Inc. (The)	35,510	11,323,784
Lithia Motors, Inc., Class A	35,679	12,260,731
Lowe's Cos., Inc.	69,808	13,540,658
Williams-Sonoma, Inc.	71,374	11,394,859
		85,274,999
Technology Hardware, Storage and Peripherals — 1.4%
HP, Inc.	522,311	15,768,569
Seagate Technology Holdings plc	289,206	25,429,884
		41,198,453
Thrifts and Mortgage Finance — 0.3%
Radian Group, Inc.	443,785	9,874,216
TOTAL COMMON STOCKS (Cost $2,408,338,042)		2,739,926,902
EXCHANGE-TRADED FUNDS — 2.0%
iShares Russell 1000 Value ETF (Cost $53,187,339)	356,283	56,513,609
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $28,501,084), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $27,941,136)		27,941,128
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $47,515,744), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $46,584,026)		46,584,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,948,872	13,948,872
TOTAL TEMPORARY CASH INVESTMENTS (Cost $88,474,000)		88,474,000
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $2,549,999,381)		2,884,914,511
OTHER ASSETS AND LIABILITIES — 0.9%		26,300,183
TOTAL NET ASSETS — 100.0%		$2,911,214,694

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	320	September 2021	$68,617,600	$1,062,948

^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

JUNE 30, 2021
Assets
Investment securities, at value (cost of $2,549,999,381)	$2,884,914,511
Deposits with broker for futures contracts	3,520,000
Receivable for investments sold	136,282,136
Receivable for capital shares sold	1,330,185
Receivable for variation margin on futures contracts	105,600
Dividends and interest receivable	1,560,453
3,027,712,885

Liabilities
Payable for investments purchased	113,492,497
Payable for capital shares redeemed	1,498,819
Accrued management fees	1,451,630
Distribution and service fees payable	55,245
116,498,191

Net Assets	$2,911,214,694

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,031,766,578
Distributable earnings	879,448,116
$2,911,214,694

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$2,076,713,732	48,074,645	$43.20
I Class, $0.01 Par Value	$584,160,035	13,498,207	$43.28
A Class, $0.01 Par Value	$180,615,781	4,189,500	$43.11*
C Class, $0.01 Par Value	$12,986,745	302,036	$43.00
R Class, $0.01 Par Value	$18,244,925	422,570	$43.18
R5 Class, $0.01 Par Value	$38,493,476	889,164	$43.29
*Maximum offering price $45.74 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED JUNE 30, 2021
Investment Income (Loss)
Income:
Dividends	$51,648,138
Interest	21,903
51,670,041

Expenses:
Management fees	15,151,681
Distribution and service fees:
A Class	381,305
C Class	100,832
R Class	77,519
Directors' fees and expenses	162,691
Other expenses	15,046
15,889,074

Net investment income (loss)	35,780,967

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	844,414,562
Futures contract transactions	14,347,852
858,762,414

Change in net unrealized appreciation (depreciation) on:
Investments	(95,767,486)
Futures contracts	178,921
(95,588,565)

Net realized and unrealized gain (loss)	763,173,849

Net Increase (Decrease) in Net Assets Resulting from Operations	$798,954,816

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2021 AND JUNE 30, 2020
Increase (Decrease) in Net Assets	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$35,780,967	$44,006,855
Net realized gain (loss)	858,762,414	45,991,109
Change in net unrealized appreciation (depreciation)	(95,588,565)	(50,295,256)
Net increase (decrease) in net assets resulting from operations	798,954,816	39,702,708

Distributions to Shareholders
From earnings:
Investor Class	(254,331,165)	(67,946,479)
I Class	(54,034,778)	(12,272,211)
A Class	(20,486,205)	(5,399,427)
C Class	(1,325,433)	(260,089)
R Class	(1,999,924)	(665,352)
R5 Class	(3,500,888)	(617,245)
Decrease in net assets from distributions	(335,678,393)	(87,160,803)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	418,638,776	(137,072,165)

Net increase (decrease) in net assets	881,915,199	(184,530,260)

Net Assets
Beginning of period	2,029,299,495	2,213,829,755
End of period	$2,911,214,694	$2,029,299,495

See Notes to Financial Statements.
17

Notes to Financial Statements

JUNE 30, 2021

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Core Value Fund (formerly Income & Growth Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of
18

Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%
R5 Class		0.0500% to 0.1100%	0.45%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $105,960,090 and $68,578,457, respectively. The effect of interfund transactions on the Statement of Operations was $25,620,859 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2021 were $5,789,388,677 and $5,709,663,924, respectively.
20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	700,000,000		370,000,000
Sold	5,708,618	$230,950,608	2,749,247	$97,021,684
Issued in reinvestment of distributions	6,583,099	242,539,451	1,711,370	64,723,217
Redeemed	(8,354,506)	(340,087,595)	(6,693,738)	(242,453,016)
	3,937,211	133,402,464	(2,233,121)	(80,708,115)
I Class/Shares Authorized	140,000,000		40,000,000
Sold	7,751,329	318,793,094	1,482,368	52,890,938
Issued in reinvestment of distributions	1,415,321	52,333,909	317,816	12,031,531
Redeemed	(3,222,185)	(129,132,207)	(2,559,456)	(94,053,880)
	5,944,465	241,994,796	(759,272)	(29,131,411)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	953,219	38,326,670	681,396	24,560,801
Issued in reinvestment of distributions	481,393	17,682,254	129,109	4,884,893
Redeemed	(874,730)	(34,463,198)	(1,324,116)	(48,422,778)
	559,882	21,545,726	(513,611)	(18,977,084)
C Class/Shares Authorized	20,000,000		15,000,000
Sold	171,319	6,899,197	45,917	1,621,543
Issued in reinvestment of distributions	33,007	1,205,196	6,114	232,367
Redeemed	(110,192)	(4,350,721)	(92,408)	(3,276,568)
	94,134	3,753,672	(40,377)	(1,422,658)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	186,216	7,613,452	134,521	4,748,380
Issued in reinvestment of distributions	50,623	1,860,231	11,377	431,716
Redeemed	(209,542)	(8,432,505)	(421,061)	(15,387,717)
	27,297	1,041,178	(275,163)	(10,207,621)
R5 Class/Shares Authorized	40,000,000		50,000,000
Sold	481,786	19,037,581	176,026	6,570,965
Issued in reinvestment of distributions	91,088	3,369,664	16,359	616,770
Redeemed	(138,196)	(5,506,305)	(106,978)	(3,813,011)
	434,678	16,900,940	85,407	3,374,724
Net increase (decrease)	10,997,667	$418,638,776	(3,736,137)	$(137,072,165)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

21

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,739,926,902	—	—
Exchange-Traded Funds	56,513,609	—	—
Temporary Cash Investments	13,948,872	$74,525,128	—
	$2,810,389,383	$74,525,128	—
Other Financial Instruments
Futures Contracts	$1,062,948	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $33,449,306 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $105,600 in receivable for variation margin on futures contracts.* For the year ended June 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $14,347,852 in net realized gain (loss) on futures contract transactions and $178,921 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$34,853,046	$44,101,500
Long-term capital gains	$300,825,347	$43,059,303

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $48,995,448 and distributable earnings $(48,995,448).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,554,292,105
Gross tax appreciation of investments	$358,318,425
Gross tax depreciation of investments	(27,696,019)
Net tax appreciation (depreciation) of investments	$330,622,406
Undistributed ordinary income	$308,244,296
Accumulated long-term gains	$240,581,414
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$35.99	0.58	12.52	13.10	(0.58)	(5.31)	(5.89)	$43.20	39.42%	0.66%	1.44%	240%	$2,076,714
2020	$36.82	0.76	(0.07)	0.69	(0.77)	(0.75)	(1.52)	$35.99	1.70%	0.67%	2.08%	100%	$1,588,537
2019	$39.61	0.78	0.63	1.41	(0.73)	(3.47)	(4.20)	$36.82	4.43%	0.67%	2.07%	72%	$1,707,536
2018	$37.90	0.93	4.40	5.33	(0.88)	(2.74)	(3.62)	$39.61	14.32%	0.66%	2.33%	77%	$1,751,738
2017	$33.91	0.79	4.55	5.34	(0.76)	(0.59)	(1.35)	$37.90	15.95%	0.67%	2.16%	81%	$1,691,048
I Class
2021	$36.05	0.65	12.55	13.20	(0.66)	(5.31)	(5.97)	$43.28	39.70%	0.46%	1.64%	240%	$584,160
2020	$36.88	0.83	(0.07)	0.76	(0.84)	(0.75)	(1.59)	$36.05	1.90%	0.47%	2.28%	100%	$272,307
2019	$39.66	0.85	0.65	1.50	(0.81)	(3.47)	(4.28)	$36.88	4.65%	0.47%	2.27%	72%	$306,583
2018	$37.94	0.99	4.43	5.42	(0.96)	(2.74)	(3.70)	$39.66	14.55%	0.46%	2.53%	77%	$274,687
2017	$33.95	0.86	4.55	5.41	(0.83)	(0.59)	(1.42)	$37.94	16.16%	0.47%	2.36%	81%	$181,620
A Class
2021	$35.93	0.48	12.49	12.97	(0.48)	(5.31)	(5.79)	$43.11	39.04%	0.91%	1.19%	240%	$180,616
2020	$36.76	0.67	(0.07)	0.60	(0.68)	(0.75)	(1.43)	$35.93	1.46%	0.92%	1.83%	100%	$130,398
2019	$39.55	0.69	0.63	1.32	(0.64)	(3.47)	(4.11)	$36.76	4.18%	0.92%	1.82%	72%	$152,312
2018	$37.85	0.83	4.39	5.22	(0.78)	(2.74)	(3.52)	$39.55	14.03%	0.91%	2.08%	77%	$155,233
2017	$33.87	0.69	4.55	5.24	(0.67)	(0.59)	(1.26)	$37.85	15.65%	0.92%	1.91%	81%	$156,863

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$35.84	0.17	12.48	12.65	(0.18)	(5.31)	(5.49)	$43.00	38.05%	1.66%	0.44%	240%	$12,987
2020	$36.68	0.39	(0.08)	0.31	(0.40)	(0.75)	(1.15)	$35.84	0.68%	1.67%	1.08%	100%	$7,452
2019	$39.48	0.41	0.63	1.04	(0.37)	(3.47)	(3.84)	$36.68	3.40%	1.67%	1.07%	72%	$9,107
2018	$37.79	0.53	4.39	4.92	(0.49)	(2.74)	(3.23)	$39.48	13.18%	1.66%	1.33%	77%	$8,557
2017	$33.82	0.42	4.53	4.95	(0.39)	(0.59)	(0.98)	$37.79	14.77%	1.67%	1.16%	81%	$7,368
R Class
2021	$35.97	0.38	12.51	12.89	(0.37)	(5.31)	(5.68)	$43.18	38.73%	1.16%	0.94%	240%	$18,245
2020	$36.81	0.58	(0.09)	0.49	(0.58)	(0.75)	(1.33)	$35.97	1.18%	1.17%	1.58%	100%	$14,218
2019	$39.59	0.60	0.64	1.24	(0.55)	(3.47)	(4.02)	$36.81	3.95%	1.17%	1.57%	72%	$24,676
2018	$37.89	0.73	4.40	5.13	(0.69)	(2.74)	(3.43)	$39.59	13.73%	1.16%	1.83%	77%	$25,298
2017	$33.91	0.60	4.55	5.15	(0.58)	(0.59)	(1.17)	$37.89	15.34%	1.17%	1.66%	81%	$28,052
R5 Class
2021	$36.06	0.63	12.57	13.20	(0.66)	(5.31)	(5.97)	$43.29	39.68%	0.46%	1.64%	240%	$38,493
2020	$36.89	0.83	(0.07)	0.76	(0.84)	(0.75)	(1.59)	$36.06	1.90%	0.47%	2.28%	100%	$16,388
2019	$39.66	0.88	0.63	1.51	(0.81)	(3.47)	(4.28)	$36.89	4.68%	0.47%	2.27%	72%	$13,615
2018	$37.95	0.91	4.50	5.41	(0.96)	(2.74)	(3.70)	$39.66	14.52%	0.46%	2.53%	77%	$4,241
2017(3)	$37.51	0.20	0.43	0.63	(0.19)	—	(0.19)	$37.95	1.68%	0.47%(4)	2.37%(4)	81%(5)	$175

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through June 30, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Disciplined Core Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Core Value Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
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In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the
32

one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer group. The Board concluded that the
33

management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2021.

For corporate taxpayers, the fund hereby designates $34,853,046, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $325,539,361, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2021.

The fund hereby designates $16,441,699 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2021.

The fund utilized earnings and profits of $41,269,838 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Change in Independent Registered Public Accounting Firm

On June 16, 2021, the fund’s Audit and Compliance Committee and Board of Directors approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending June 30, 2022.

During the fiscal years ended June 30, 2020 and June 30, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended June 30, 2020 and June 30, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and June 30, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 2108

Annual Report

June 30, 2021

Disciplined Growth Fund
Investor Class (ADSIX)
I Class (ADCIX)
Y Class (ADCYX)
A Class (ADCVX)
C Class (ADCCX)
R Class (ADRRX)
R5 Class (ADGGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied as Optimism Prevailed

The reporting period began with global financial markets experiencing a sweeping recovery from the initial—and severe—effects of the COVID-19 pandemic. Swift and significant action from central banks and federal governments in early 2020 helped reignite investor confidence in the markets and bolster the economic backdrop. These positive influences generally persisted through the second half of 2020, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In the U.S., improving data on manufacturing, employment and housing, along with a late-2020 federal coronavirus aid package and positive vaccine developments, helped sustain the optimism into the new year. Furthermore, political clarity emerged following the January U.S. Senate run-off elections in Georgia, setting the stage for another federal aid package, which passed in March. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Overall, despite lingering challenges, corporate earnings generally rallied, and global stocks delivered stellar 12-month returns. The U.S. broadly outperformed other developed markets, with the S&P 500 Index returning more than 40% and small caps (Russell 2000 Index) gaining 62%. The broad economic recovery combined with ongoing monetary and fiscal support, reopenings and soaring commodity prices eventually drove inflation and government bond yields higher. U.S. Treasuries and other perceived safe-haven investments, including gold, declined for the period.

The Return to Normal Will Shape Market Dynamics

The return to pre-pandemic life is progressing. As the U.S. economy continues to rebuild from shutdown-related losses, investors likely will face renewed opportunities and challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and the effects of fiscal and monetary policy likely will be among the factors swaying market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADSIX	31.26%	19.66%	14.98%	—	9/30/05
Russell 1000 Growth Index	—	42.50%	23.64%	17.85%	—	—
I Class	ADCIX	31.50%	19.90%	15.21%	—	9/30/05
Y Class	ADCYX	31.61%	—	—	19.37%	4/10/17
A Class	ADCVX					9/30/05
No sales charge		30.93%	19.36%	14.69%	—
With sales charge		23.39%	17.95%	14.02%	—
C Class	ADCCX	29.92%	18.47%	13.84%	—	9/28/07
R Class	ADRRX	30.63%	19.07%	14.41%	—	9/30/05
R5 Class	ADGGX	31.53%	—	—	19.31%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C
Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2021
Investor Class — $40,418

Russell 1000 Growth Index — $51,748

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
1.02%	0.82%	0.77%	1.27%	2.02%	1.52%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

Disciplined Growth returned 31.26%* for the fiscal year ended June 30, 2021, compared with the 42.50% return of its benchmark, the Russell 1000 Growth Index.

The fund advanced during the fiscal year, but underperformed its benchmark, the Russell 1000 Growth Index. Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s relative returns were primarily driven by stock selection decisions in the information technology and health care sectors. Consumer discretionary and communication services sector holdings also weighed on results compared with the benchmark. Positioning in the consumer staples sector and materials sector holdings contributed to relative performance.

Stock Selection in Several Sectors Detracted From Relative Returns

Security selection in the information technology sector was the largest driver of relative underperformance. Stock choices in the software and IT services industries detracted the most from the sector’s performance. Among software holdings, an overweight position in Workday weighed on returns. The enterprise software maker’s projected future sales disappointed investors. In the IT services industry, limited exposure to Mastercard hurt performance as the credit card company’s earnings and revenues benefited from consumers’ stimulus spending, particularly on domestic travel. An overweight position in Jack Henry & Associates also hindered returns. The payment processing company declined on sluggish sales growth in its payments segments and lower corporate revenues. The investment team opted to liquidate the position.

Stock selection in the biotechnology industry drove results in the health care sector. Being overweight to Vertex Pharmaceuticals weighed heavily on the sector’s performance after the company announced it would stop development of a treatment for liver and lung diseases due to safety issues encountered during clinical trials. An overweight position in Incyte was also detrimental as the biotechnology company declined amid patent protection expiration of one of its rare disease drugs. The investment team ultimately exited the position.

In the consumer discretionary sector, the automobiles industry was a leading detractor from returns. An underweight position in Tesla hindered performance amid a sharp rise in global demand for electric vehicles. Stock choices in the communication services sector also weighed on results. Overweight positions to several video game makers drove detraction in the entertainment industry. Despite rising revenues, Electronic Arts’ earnings forecast weighed on investor sentiment. Take-Two Interactive Software’s stock price declined following lower quarterly sales. Lack of new game releases also disappointed investors. The holding was liquidated by the investment team.

Positioning in Consumer Staples Contributed

Positioning in the beverages industry drove the consumer staples sector’s results. An underweight position in PepsiCo served as a key industry tailwind. Despite revenue and earnings growth from sales of snack foods and drinks, stock prices of the multinational food, snack and beverage company declined in early 2021 as investors gravitated toward stocks of more cyclical companies that would benefit as the economy improved. The Coca-Cola Co. declined for similar reasons, and the portfolio’s underweight compared with the benchmark therefore aided relative results. The investment team chose to exit both investments.

*All fund returns referenced in this commentary are for Investor Class shares. Investor Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

The materials sector was also an area of relative strength. Security selection among chemicals companies was especially additive to the portfolio’s performance. An overweight position in lawn, garden and pest control products holding The Scotts Miracle-Gro Company bolstered the portfolio’s performance. Its Hawthorne Gardening division benefited from rising sales of hydroponic equipment, which has gained increased demand as a growing number of states legalized recreational cannabis use. The position was ultimately exited. Among notable individual contributors to relative performance was EMCOR Group, a leading industrial engineering and construction company. The company was attractive for its earnings and balance sheet quality, while reporting strong results amid the sharp rebound in construction activity. The holding was ultimately exited.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, information technology was the portfolio’s largest absolute and relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. Although exposure to the health care sector was scaled back slightly, it remained a key portfolio overweight. Conversely, the portfolio’s consumer staples sector underweight reflects a lack of opportunities that align with most factors in the team’s stock selection model. Likewise, the investment team reduced the portfolio’s exposure to the industrials sector, positioning it as a relative underweight, given limited investment opportunities based on the model’s factor scores. The team also increased the portfolio’s consumer discretionary sector weight, though it remains slightly underweight, while reducing exposure to the financials sector, moving the fund from an overweight to a modest underweight position.
6

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.5%

Top Five Industries	% of net assets
Software	20.7%
Semiconductors and Semiconductor Equipment	10.6%
Interactive Media and Services	10.3%
Technology Hardware, Storage and Peripherals	9.0%
IT Services	7.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,104.10	$5.22	1.00%
I Class	$1,000	$1,105.30	$4.18	0.80%
Y Class	$1,000	$1,105.50	$3.92	0.75%
A Class	$1,000	$1,102.70	$6.52	1.25%
C Class	$1,000	$1,098.50	$10.41	2.00%
R Class	$1,000	$1,101.90	$7.82	1.50%
R5 Class	$1,000	$1,105.20	$4.18	0.80%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
I Class	$1,000	$1,020.83	$4.01	0.80%
Y Class	$1,000	$1,021.08	$3.76	0.75%
A Class	$1,000	$1,018.60	$6.26	1.25%
C Class	$1,000	$1,014.88	$9.99	2.00%
R Class	$1,000	$1,017.36	$7.50	1.50%
R5 Class	$1,000	$1,020.83	$4.01	0.80%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

JUNE 30, 2021

	Shares	Value
COMMON STOCKS — 99.2%
Auto Components — 0.3%
Magna International, Inc.	13,795	$1,277,228
Automobiles — 1.8%
Tesla, Inc.(1)	13,366	9,084,870
Banks — 0.3%
SVB Financial Group(1)	2,518	1,401,091
Beverages — 0.7%
Boston Beer Co., Inc. (The), Class A(1)	3,430	3,501,344
Biotechnology — 4.2%
AbbVie, Inc.	78,350	8,825,344
Moderna, Inc.(1)	6,732	1,581,885
Regeneron Pharmaceuticals, Inc.(1)	16,098	8,991,377
Vertex Pharmaceuticals, Inc.(1)	7,060	1,423,508
		20,822,114
Building Products — 0.3%
AO Smith Corp.	18,196	1,311,204
Capital Markets — 1.4%
Moody's Corp.	9,839	3,565,358
MSCI, Inc.	6,613	3,525,258
		7,090,616
Communications Equipment — 0.5%
Arista Networks, Inc.(1)	7,167	2,596,676
Electrical Equipment — 0.3%
Acuity Brands, Inc.	7,784	1,455,842
Electronic Equipment, Instruments and Components — 1.2%
Cognex Corp.	42,268	3,552,625
Keysight Technologies, Inc.(1)	17,038	2,630,838
		6,183,463
Entertainment — 1.4%
Electronic Arts, Inc.	21,998	3,163,972
Netflix, Inc.(1)	7,175	3,789,907
		6,953,879
Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	10,206	2,757,049
Crown Castle International Corp.	8,346	1,628,304
Simon Property Group, Inc.	18,264	2,383,087
		6,768,440
Health Care Equipment and Supplies — 4.4%
ABIOMED, Inc.(1)	5,400	1,685,394
Align Technology, Inc.(1)	6,034	3,686,774
Edwards Lifesciences Corp.(1)	37,940	3,929,446
Hologic, Inc.(1)	22,918	1,529,089
IDEXX Laboratories, Inc.(1)	9,831	6,208,768
Intuitive Surgical, Inc.(1)	5,676	5,219,876
		22,259,347
Health Care Providers and Services†
Laboratory Corp. of America Holdings(1)	381	105,099
10

	Shares	Value
Health Care Technology — 1.0%
Cerner Corp.	24,631	$1,925,159
Veeva Systems, Inc., Class A(1)	9,386	2,918,577
		4,843,736
Hotels, Restaurants and Leisure — 3.5%
Chipotle Mexican Grill, Inc.(1)	1,431	2,218,537
Domino's Pizza, Inc.	7,398	3,451,093
Starbucks Corp.	87,963	9,835,143
Yum China Holdings, Inc.	28,100	1,861,625
		17,366,398
Interactive Media and Services — 10.3%
Alphabet, Inc., Class A(1)	9,651	23,565,715
Alphabet, Inc., Class C(1)	1,101	2,759,458
Facebook, Inc., Class A(1)	72,629	25,253,830
		51,579,003
Internet and Direct Marketing Retail — 6.7%
Amazon.com, Inc.(1)	8,610	29,619,778
Etsy, Inc.(1)	18,236	3,753,698
		33,373,476
IT Services — 7.2%
Accenture plc, Class A	8,687	2,560,841
EPAM Systems, Inc.(1)	5,484	2,802,105
Gartner, Inc.(1)	7,358	1,782,108
Mastercard, Inc., Class A	25,409	9,276,572
PayPal Holdings, Inc.(1)	33,782	9,846,777
Visa, Inc., Class A	42,436	9,922,385
		36,190,788
Life Sciences Tools and Services — 0.7%
IQVIA Holdings, Inc.(1)	6,968	1,688,486
Mettler-Toledo International, Inc.(1)	1,144	1,584,829
		3,273,315
Machinery — 0.9%
Oshkosh Corp.	26,154	3,259,834
Toro Co. (The)	13,076	1,436,791
		4,696,625
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	9,851	3,133,406
Pharmaceuticals — 1.3%
Eli Lilly & Co.	29,276	6,719,427
Professional Services — 1.7%
Booz Allen Hamilton Holding Corp.	61,908	5,273,323
CoStar Group, Inc.(1)	21,910	1,814,586
Jacobs Engineering Group, Inc.	11,080	1,478,294
		8,566,203
Road and Rail — 0.8%
Old Dominion Freight Line, Inc.	15,425	3,914,865
Semiconductors and Semiconductor Equipment — 10.6%
Advanced Micro Devices, Inc.(1)	37,003	3,475,692
Applied Materials, Inc.	35,515	5,057,336
Broadcom, Inc.	12,473	5,947,625
Micron Technology, Inc.(1)	36,827	3,129,558
Monolithic Power Systems, Inc.	5,353	1,999,078
11

	Shares	Value
NVIDIA Corp.	18,752	$15,003,475
NXP Semiconductors NV	10,250	2,108,630
QUALCOMM, Inc.	70,567	10,086,141
Teradyne, Inc.	9,476	1,269,405
Texas Instruments, Inc.	27,665	5,319,980
		53,396,920
Software — 20.7%
Adobe, Inc.(1)	19,790	11,589,815
Atlassian Corp. plc, Class A(1)	10,557	2,711,671
Autodesk, Inc.(1)	13,542	3,952,910
Box, Inc., Class A(1)	84,865	2,168,301
Cadence Design Systems, Inc.(1)	28,093	3,843,684
Crowdstrike Holdings, Inc., Class A(1)	8,828	2,218,565
DocuSign, Inc.(1)	8,897	2,487,334
Fortinet, Inc.(1)	9,922	2,363,321
Intuit, Inc.	12,535	6,144,281
Microsoft Corp.	188,378	51,031,600
Palo Alto Networks, Inc.(1)	11,018	4,088,229
ServiceNow, Inc.(1)	10,883	5,980,753
Workday, Inc., Class A(1)	13,747	3,281,959
Zscaler, Inc.(1)	9,155	1,978,029
		103,840,452
Specialty Retail — 4.5%
Home Depot, Inc. (The)	34,393	10,967,584
Ross Stores, Inc.	36,619	4,540,756
TJX Cos., Inc. (The)	39,511	2,663,832
Ulta Beauty, Inc.(1)	7,874	2,722,593
Williams-Sonoma, Inc.	9,436	1,506,457
		22,401,222
Technology Hardware, Storage and Peripherals — 9.0%
Apple, Inc.	330,605	45,279,661
Textiles, Apparel and Luxury Goods — 1.6%
lululemon athletica, Inc.(1)	5,524	2,016,094
NIKE, Inc., Class B	38,277	5,913,414
		7,929,508
TOTAL COMMON STOCKS (Cost $291,328,164)		497,316,218
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $571,098), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $559,878)		559,878
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $950,704), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $932,001)		932,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	279,505	279,505
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,771,383)		1,771,383
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $293,099,547)		499,087,601
OTHER ASSETS AND LIABILITIES — 0.5%		2,262,079
TOTAL NET ASSETS — 100.0%		$501,349,680

12

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

JUNE 30, 2021
Assets
Investment securities, at value (cost of $293,099,547)	$499,087,601
Receivable for investments sold	11,941,982
Receivable for capital shares sold	138,170
Dividends and interest receivable	88,261
511,256,014

Liabilities
Payable for investments purchased	9,126,310
Payable for capital shares redeemed	378,871
Accrued management fees	372,733
Distribution and service fees payable	28,420
9,906,334

Net Assets	$501,349,680

Net Assets Consist of:
Capital (par value and paid-in surplus)	$240,683,459
Distributable earnings	260,666,221
$501,349,680

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$273,391,476	10,188,758	$26.83
I Class, $0.01 Par Value	$149,388,289	5,515,780	$27.08
Y Class, $0.01 Par Value	$158,642	5,847	$27.13
A Class, $0.01 Par Value	$47,150,137	1,791,917	$26.31*
C Class, $0.01 Par Value	$16,774,697	716,424	$23.41
R Class, $0.01 Par Value	$12,958,015	509,805	$25.42
R5 Class, $0.01 Par Value	$1,528,424	56,396	$27.10
*Maximum offering price $27.92 (net asset value divided by 0.9425).

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED JUNE 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,667)	$3,401,526
Interest	3,051
3,404,577

Expenses:
Management fees	4,443,349
Distribution and service fees:
A Class	100,842
C Class	203,960
R Class	56,252
Directors' fees and expenses	31,808
Other expenses	6,976
4,843,187
Fees waived(1)	(47,243)
4,795,944

Net investment income (loss)	(1,391,367)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	80,460,627
Futures contract transactions	1,714,452
Foreign currency translation transactions	635
82,175,714
Change in net unrealized appreciation (depreciation) on:
Investments	47,640,237
Futures contracts	(36,367)
47,603,870

Net realized and unrealized gain (loss)	129,779,584

Net Increase (Decrease) in Net Assets Resulting from Operations	$128,388,217
(1)Amount consists of $25,960, $13,920, $22, $4,034, $2,040, $1,125 and $142 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2021 AND JUNE 30, 2020
Increase (Decrease) in Net Assets	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$(1,391,367)	$(458,413)
Net realized gain (loss)	82,175,714	99,531,126
Change in net unrealized appreciation (depreciation)	47,603,870	(12,917,756)
Net increase (decrease) in net assets resulting from operations	128,388,217	86,154,957

Distributions to Shareholders
From earnings:
Investor Class	(43,315,076)	(19,742,797)
I Class	(23,331,102)	(14,515,555)
Y Class	(41,485)	(29,840)
A Class	(6,605,695)	(2,597,617)
C Class	(3,987,546)	(2,101,210)
R Class	(1,907,301)	(775,728)
R5 Class	(240,227)	(64,578)
Decrease in net assets from distributions	(79,428,432)	(39,827,325)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,212,654	(138,096,911)

Net increase (decrease) in net assets	59,172,439	(91,769,279)

Net Assets
Beginning of period	442,177,241	533,946,520
End of period	$501,349,680	$442,177,241
See Notes to Financial Statements.
16

Notes to Financial Statements

JUNE 30, 2021

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. During the period ended June 30, 2021, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
			Before Waiver	After Waiver
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.00%	0.99%
I Class		0.0500% to 0.1100%	0.80%	0.79%
Y Class		0.0000% to 0.0600%	0.75%	0.74%
A Class		0.2500% to 0.3100%	1.00%	0.99%
C Class		0.2500% to 0.3100%	1.00%	0.99%
R Class		0.2500% to 0.3100%	1.00%	0.99%
R5 Class		0.0500% to 0.1100%	0.80%	0.79%

19

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $11,657,560 and $11,549,426, respectively. The effect of interfund transactions on the Statement of Operations was $1,007,196 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2021 were $874,576,010 and $926,128,611, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		170,000,000
Sold	1,520,837	$39,264,722	1,261,048	$27,858,757
Issued in reinvestment of distributions	1,738,868	41,937,746	889,315	19,280,340
Redeemed	(2,845,378)	(73,249,106)	(3,908,883)	(85,287,974)
	414,327	7,953,362	(1,758,520)	(38,148,877)
I Class/Shares Authorized	100,000,000		100,000,000
Sold	1,130,115	29,321,025	947,512	20,998,104
Issued in reinvestment of distributions	955,719	23,243,092	664,465	14,478,684
Redeemed	(2,126,855)	(54,641,025)	(5,846,700)	(126,745,336)
	(41,021)	(2,076,908)	(4,234,723)	(91,268,548)
Y Class/Shares Authorized	40,000,000		50,000,000
Sold	—	—	547	12,143
Issued in reinvestment of distributions	1,704	41,485	1,368	29,840
Redeemed	(5,288)	(132,608)	(18,978)	(429,123)
	(3,584)	(91,123)	(17,063)	(387,140)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	531,794	13,349,743	238,636	5,163,120
Issued in reinvestment of distributions	260,806	6,175,882	111,662	2,390,694
Redeemed	(420,160)	(10,675,909)	(400,827)	(8,643,889)
	372,440	8,849,716	(50,529)	(1,090,075)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	39,930	912,965	53,988	1,039,561
Issued in reinvestment of distributions	187,436	3,964,277	102,058	2,005,435
Redeemed	(527,323)	(11,884,827)	(445,546)	(8,913,381)
	(299,957)	(7,007,585)	(289,500)	(5,868,385)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	134,561	3,289,373	82,972	1,773,737
Issued in reinvestment of distributions	82,771	1,895,443	37,170	775,728
Redeemed	(115,203)	(2,833,461)	(184,733)	(3,945,878)
	102,129	2,351,355	(64,591)	(1,396,413)
R5 Class/Shares Authorized	40,000,000		50,000,000
Sold	21,815	563,135	20,945	454,916
Issued in reinvestment of distributions	9,874	240,227	2,962	64,578
Redeemed	(22,244)	(569,525)	(20,777)	(456,967)
	9,445	233,837	3,130	62,527
Net increase (decrease)	553,779	$10,212,654	(6,411,796)	$(138,096,911)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$496,038,990	$1,277,228	—
Temporary Cash Investments	279,505	1,491,878	—
	$496,318,495	$2,769,106	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $7,125,159 futures contracts purchased.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $1,714,452 in net realized gain (loss) on futures contract transactions and $(36,367) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

22

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$13,496,593	$4,359,897
Long-term capital gains	$65,931,839	$35,467,428

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$294,549,972
Gross tax appreciation of investments	$205,417,934
Gross tax depreciation of investments	(880,305)
Net tax appreciation (depreciation) of investments	$204,537,629
Undistributed ordinary income	$20,119,780
Accumulated long-term gains	$36,008,812

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$24.39	(0.07)	7.17	7.10	—	(4.66)	(4.66)	$26.83	31.26%	1.00%	1.01%	(0.28)%	(0.29)%	189%	$273,391
2020	$21.76	(0.02)	4.59	4.57	—	(1.94)	(1.94)	$24.39	22.13%	1.01%	1.02%	(0.10)%	(0.11)%	142%	$238,408
2019	$24.05	0.05	1.08	1.13	(0.04)	(3.38)	(3.42)	$21.76	6.61%	1.02%	1.02%	0.24%	0.24%	105%	$250,920
2018	$22.10	0.05	3.97	4.02	(0.03)	(2.04)	(2.07)	$24.05	18.80%	1.02%	1.02%	0.21%	0.21%	97%	$362,865
2017	$18.36	0.11	3.74	3.85	(0.11)	—	(0.11)	$22.10	20.88%	1.02%	1.02%	0.51%	0.51%	124%	$434,242
I Class
2021	$24.54	(0.02)	7.22	7.20	—	(4.66)	(4.66)	$27.08	31.50%	0.80%	0.81%	(0.08)%	(0.09)%	189%	$149,388
2020	$21.84	0.02	4.62	4.64	—	(1.94)	(1.94)	$24.54	22.38%	0.81%	0.82%	0.10%	0.09%	142%	$136,351
2019	$24.13	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.84	6.82%	0.82%	0.82%	0.44%	0.44%	105%	$213,805
2018	$22.16	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.13	19.01%	0.82%	0.82%	0.41%	0.41%	97%	$231,261
2017	$18.41	0.15	3.75	3.90	(0.15)	—	(0.15)	$22.16	21.18%	0.82%	0.82%	0.71%	0.71%	124%	$238,480

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Y Class
2021	$24.56	(0.01)	7.24	7.23	—	(4.66)	(4.66)	$27.13	31.61%	0.75%	0.76%	(0.03)%	(0.04)%	189%	$159
2020	$21.85	0.04	4.61	4.65	—	(1.94)	(1.94)	$24.56	22.42%	0.76%	0.77%	0.15%	0.14%	142%	$232
2019	$24.14	0.12	1.07	1.19	(0.10)	(3.38)	(3.48)	$21.85	6.87%	0.77%	0.77%	0.49%	0.49%	105%	$579
2018	$22.17	0.11	3.99	4.10	(0.09)	(2.04)	(2.13)	$24.14	19.06%	0.77%	0.77%	0.46%	0.46%	97%	$6
2017(3)	$21.62	0.04	0.63	0.67	(0.12)	—	(0.12)	$22.17	3.07%	0.77%(4)	0.77%(4)	0.74%(4)	0.74%(4)	124%(5)	$5
A Class
2021	$24.05	(0.13)	7.05	6.92	—	(4.66)	(4.66)	$26.31	30.93%	1.25%	1.26%	(0.53)%	(0.54)%	189%	$47,150
2020	$21.53	(0.08)	4.54	4.46	—	(1.94)	(1.94)	$24.05	21.84%	1.26%	1.27%	(0.35)%	(0.36)%	142%	$34,139
2019	$23.87	—(6)	1.06	1.06	(0.02)	(3.38)	(3.40)	$21.53	6.32%	1.27%	1.27%	(0.01)%	(0.01)%	105%	$31,650
2018	$21.97	(0.01)	3.95	3.94	—	(2.04)	(2.04)	$23.87	18.48%	1.27%	1.27%	(0.04)%	(0.04)%	97%	$37,832
2017	$18.28	0.05	3.72	3.77	(0.08)	—	(0.08)	$21.97	20.61%	1.27%	1.27%	0.26%	0.26%	124%	$58,469
C Class
2021	$21.99	(0.29)	6.37	6.08	—	(4.66)	(4.66)	$23.41	29.92%	2.00%	2.01%	(1.28)%	(1.29)%	189%	$16,775
2020	$19.98	(0.22)	4.17	3.95	—	(1.94)	(1.94)	$21.99	20.94%	2.01%	2.02%	(1.10)%	(1.11)%	142%	$22,346
2019	$22.55	(0.16)	0.97	0.81	—	(3.38)	(3.38)	$19.98	5.57%	2.02%	2.02%	(0.76)%	(0.76)%	105%	$26,088
2018	$21.00	(0.17)	3.76	3.59	—	(2.04)	(2.04)	$22.55	17.57%	2.02%	2.02%	(0.79)%	(0.79)%	97%	$40,253
2017	$17.54	(0.09)	3.55	3.46	—	—	—	$21.00	19.73%	2.02%	2.02%	(0.49)%	(0.49)%	124%	$44,456

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2021	$23.42	(0.19)	6.85	6.66	—	(4.66)	(4.66)	$25.42	30.63%	1.50%	1.51%	(0.78)%	(0.79)%	189%	$12,958
2020	$21.06	(0.13)	4.43	4.30	—	(1.94)	(1.94)	$23.42	21.56%	1.51%	1.52%	(0.60)%	(0.61)%	142%	$9,548
2019	$23.47	(0.06)	1.03	0.97	—	(3.38)	(3.38)	$21.06	6.03%	1.52%	1.52%	(0.26)%	(0.26)%	105%	$9,948
2018	$21.68	(0.06)	3.89	3.83	—	(2.04)	(2.04)	$23.47	18.20%	1.52%	1.52%	(0.29)%	(0.29)%	97%	$10,626
2017	$18.06	—(6)	3.67	3.67	(0.05)	—	(0.05)	$21.68	20.33%	1.52%	1.52%	0.01%	0.01%	124%	$11,184
R5 Class
2021	$24.55	(0.02)	7.23	7.21	—	(4.66)	(4.66)	$27.10	31.53%	0.80%	0.81%	(0.08)%	(0.09)%	189%	$1,528
2020	$21.85	0.02	4.62	4.64	—	(1.94)	(1.94)	$24.55	22.37%	0.81%	0.82%	0.10%	0.09%	142%	$1,153
2019	$24.14	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.85	6.82%	0.82%	0.82%	0.44%	0.44%	105%	$957
2018	$22.17	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.14	19.00%	0.82%	0.82%	0.41%	0.41%	97%	$1,142
2017(3)	$21.62	0.03	0.63	0.66	(0.11)	—	(0.11)	$22.17	3.06%	0.82%(4)	0.82%(4)	0.69%(4)	0.69%(4)	124%(5)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through June 30, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Disciplined Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
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In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the
33

one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor
34

agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.01% to 1.00%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.
35

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2021.

For corporate taxpayers, the fund hereby designates $2,988,070, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $14,671,144 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2021.

The fund hereby designates $67,759,070 or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2021.

The fund utilized earnings and profits of $3,001,782 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Change in Independent Registered Public Accounting Firm

On June 16, 2021, the fund’s Audit and Compliance Committee and Board of Directors approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending June 30, 2022.

During the fiscal years ended June 30, 2020 and June 30, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended June 30, 2020 and June 30, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and June 30, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92989 2108

Annual Report

June 30, 2021

Equity Growth Fund
Investor Class (BEQGX)
I Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)
R5 Class (AEYGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied as Optimism Prevailed

The reporting period began with global financial markets experiencing a sweeping recovery from the initial—and severe—effects of the COVID-19 pandemic. Swift and significant action from central banks and federal governments in early 2020 helped reignite investor confidence in the markets and bolster the economic backdrop. These positive influences generally persisted through the second half of 2020, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In the U.S., improving data on manufacturing, employment and housing, along with a late-2020 federal coronavirus aid package and positive vaccine developments, helped sustain the optimism into the new year. Furthermore, political clarity emerged following the January U.S. Senate run-off elections in Georgia, setting the stage for another federal aid package, which passed in March. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Overall, despite lingering challenges, corporate earnings generally rallied, and global stocks delivered stellar 12-month returns. The U.S. broadly outperformed other developed markets, with the S&P 500 Index returning more than 40% and small caps (Russell 2000 Index) gaining 62%. The broad economic recovery combined with ongoing monetary and fiscal support, reopenings and soaring commodity prices eventually drove inflation and government bond yields higher. U.S. Treasuries and other perceived safe-haven investments, including gold, declined for the period.

The Return to Normal Will Shape Market Dynamics

The return to pre-pandemic life is progressing. As the U.S. economy continues to rebuild from shutdown-related losses, investors likely will face renewed opportunities and challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and the effects of fiscal and monetary policy likely will be among the factors swaying market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of June 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	35.42%	15.95%	13.20%	—	5/9/91
S&P 500 Index	—	40.79%	17.64%	14.83%	—	—
I Class	AMEIX	35.68%	16.18%	13.42%	—	1/2/98
A Class	BEQAX				—	10/9/97
No sales charge		35.10%	15.66%	12.92%	—
With sales charge		27.34%	14.30%	12.25%	—
C Class	AEYCX	34.07%	14.80%	12.07%	—	7/18/01
R Class	AEYRX	34.77%	15.37%	12.64%	—	7/29/05
R5 Class	AEYGX	35.72%	—	—	15.49%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2021
Investor Class — $34,571

S&P 500 Index — $39,893

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.67%	0.47%	0.92%	1.67%	1.17%	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Steven Rossi and Guan Wang

Performance Summary

Equity Growth returned 35.42%* for the fiscal year ended June 30, 2021, compared with the 40.79% return of its benchmark, the S&P 500 Index.

Equity Growth advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. Equity Growth’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were primarily driven by stock selection decisions in the communication services and health care sectors, although positioning in the financials sector also weighed on results. Security selection in materials and an underweight position in the real estate sector contributed to relative performance.

Communication Services Stocks Detracted the Most

Stock choices in the communication services sector weighed most heavily on the fund’s results. Overweight positions to several video game makers drove detraction in the entertainment industry. Despite rising revenues, Electronic Arts’ earnings forecast weighed on investor sentiment. Take-Two Interactive Software’s stock price declined following lower quarterly sales. Lack of new game releases also disappointed investors. Positioning in the diversified telecommunication services industry also hindered the sector’s performance. For example, an overweight position in Verizon Communications was detrimental after the company’s fourth-quarter 2020 results revealed weaker-than-expected wireless subscriber growth. The investment team ultimately exited the position.

Stock selection in the health care sector also held back relative returns. Being overweight to Incyte was detrimental as the biotechnology company declined amid patent protection expiration of one of its rare disease drugs. Overweight positioning in the health care providers and services industry also detracted. Managed care company Humana declined after posting a fourth-quarter 2020 loss due to sharply higher COVID-19 treatment expenses. Similarly, an overweight to Cerner hurt relative performance as the health care technology company announced disappointing fourth-quarter earnings.

Positioning in the financials sector was another source of weakness. Stock selection among capital markets companies, particularly an underweight to The Charles Schwab Corp., was detrimental as the brokerage firm advanced amid several prominent acquisitions and higher revenues from increased trading activity. Limited exposure to banks also detracted from relative performance. JPMorgan Chase & Co. rallied sharply on higher trading and advisory revenues and growing consumer banking demand. Among notable individual detractors, it hurt relative performance to be underrepresented in shares of gaming and artificial intelligence chipmaker NVIDIA. The company enjoyed solid earnings and revenue growth based on strength in data center and gaming chips.

Materials and Real Estate Contributed to Returns

Stock selection in the materials sector contributed to relative performance. Rising demand for industrial metals amid the economic recovery boosted materials prices, benefiting the metals and mining industry, where the portfolio is overweight. Significant contribution came from portfolio-only positions in several steel producers, including Cleveland-Cliffs, Reliance Steel & Aluminum and Steel Dynamics. The investment team opted to lock in gains and exited all three stocks.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Positioning among containers and packaging companies also served as a portfolio tailwind. Overweight positions in International Paper and WestRock bolstered relative gains. Both companies benefited from pandemic-driven demand for corrugated cardboard packaging from e-commerce companies and strong sales of paper products, particularly to processed foods and beverages makers. The position in International Paper was ultimately liquidated.

An underweight to the real estate sector also contributed to relative performance. It helped performance compared with the benchmark to not hold several equity real estate investment trusts (REITs). These declined as investors rotated out of select cellular tower and data center REIT stocks that had benefited during the pandemic’s lockdowns and transition to work from home. Not owning cell tower operators American Tower and Crown Castle International was additive to the portfolio’s relative returns. Among leading individual contributors to relative performance, it was beneficial to hold positions in semiconductor-related stocks Applied Materials and Lam Research. Chipmakers saw strong demand for their products during the lockdown and resulting recovery, while factory shutdowns and supply disruptions constrained supply. This resulted in strong pricing and performance for chipmakers such as Lam Research, and companies selling equipment and services to the industry, such as Applied Materials. Lam Research was subsequently sold.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology was the portfolio’s largest absolute and relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. The industrials and consumer discretionary sectors were also areas of notable active exposure. Conversely, the portfolio’s consumer staples sector underweight reflects a lack of opportunities that align with most factors in the team’s stock selection model. Likewise, the portfolio maintains a relative underweight position to the financials sector, where investment opportunities remain limited based on the model’s factor scores.

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Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.0%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	0.3%

Top Five Industries	% of net assets
Software	10.1%
Semiconductors and Semiconductor Equipment	8.6%
Technology Hardware, Storage and Peripherals	6.8%
IT Services	6.4%
Health Care Providers and Services	5.8%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,153.80	$3.47	0.65%
I Class	$1,000	$1,155.00	$2.40	0.45%
A Class	$1,000	$1,152.30	$4.80	0.90%
C Class	$1,000	$1,148.30	$8.79	1.65%
R Class	$1,000	$1,151.20	$6.13	1.15%
R5 Class	$1,000	$1,154.90	$2.40	0.45%
Hypothetical
Investor Class	$1,000	$1,021.57	$3.26	0.65%
I Class	$1,000	$1,022.56	$2.26	0.45%
A Class	$1,000	$1,020.33	$4.51	0.90%
C Class	$1,000	$1,016.61	$8.25	1.65%
R Class	$1,000	$1,019.09	$5.76	1.15%
R5 Class	$1,000	$1,022.56	$2.26	0.45%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2021

	Shares	Value
COMMON STOCKS — 97.0%
Aerospace and Defense — 2.1%
Boeing Co. (The)(1)	33,677	$8,067,662
Huntington Ingalls Industries, Inc.	56,201	11,844,361
Northrop Grumman Corp.	63,480	23,070,536
Textron, Inc.	172,393	11,855,467
		54,838,026
Air Freight and Logistics — 1.3%
FedEx Corp.	112,544	33,575,252
Auto Components — 0.6%
Magna International, Inc.	182,376	16,895,313
Automobiles — 2.9%
Ford Motor Co.(1)	2,141,089	31,816,582
General Motors Co.(1)	206,595	12,224,226
Tesla, Inc.(1)	47,938	32,583,459
		76,624,267
Banks — 3.1%
Bank of America Corp.	768,432	31,682,452
Citigroup, Inc.	145,837	10,317,968
JPMorgan Chase & Co.	99,706	15,508,271
Wells Fargo & Co.	576,215	26,096,777
		83,605,468
Biotechnology — 3.7%
AbbVie, Inc.	275,001	30,976,113
Exelixis, Inc.(1)	605,043	11,023,884
Incyte Corp.(1)	115,465	9,714,070
Moderna, Inc.(1)	113,084	26,572,478
Vertex Pharmaceuticals, Inc.(1)	102,633	20,693,892
		98,980,437
Building Products — 1.6%
AO Smith Corp.	151,941	10,948,869
Masco Corp.	165,140	9,728,397
Owens Corning	225,568	22,083,107
		42,760,373
Capital Markets — 2.3%
Cboe Global Markets, Inc.	96,223	11,455,348
Charles Schwab Corp. (The)	186,878	13,606,587
Goldman Sachs Group, Inc. (The)	26,374	10,009,725
Morgan Stanley	282,984	25,946,803
		61,018,463
Chemicals — 1.6%
Chemours Co. (The)	337,546	11,746,601
Eastman Chemical Co.	133,237	15,555,420
Sherwin-Williams Co. (The)	53,960	14,701,402
		42,003,423
Commercial Services and Supplies — 0.5%
Waste Management, Inc.	99,698	13,968,687
Communications Equipment — 0.8%
Cisco Systems, Inc.	315,196	16,705,388
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	Shares	Value
Motorola Solutions, Inc.	24,914	$5,402,601
		22,107,989
Construction and Engineering — 1.0%
EMCOR Group, Inc.	77,564	9,555,109
MasTec, Inc.(1)	171,669	18,214,081
		27,769,190
Consumer Finance — 0.7%
Synchrony Financial	399,952	19,405,671
Containers and Packaging — 0.5%
WestRock Co.	231,589	12,325,167
Distributors — 0.3%
LKQ Corp.(1)	152,444	7,503,294
Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(1)	112,961	31,394,121
Diversified Telecommunication Services — 0.4%
Lumen Technologies, Inc.	845,123	11,485,222
Electrical Equipment — 1.7%
Eaton Corp. plc	153,736	22,780,600
nVent Electric plc	342,734	10,707,010
Regal Beloit Corp.	89,323	11,925,514
		45,413,124
Electronic Equipment, Instruments and Components — 0.5%
SYNNEX Corp.	119,842	14,591,962
Entertainment — 1.3%
Electronic Arts, Inc.	84,961	12,219,940
Take-Two Interactive Software, Inc.(1)	60,006	10,622,262
Walt Disney Co. (The)(1)	64,223	11,288,477
		34,130,679
Equity Real Estate Investment Trusts (REITs) — 1.6%
Iron Mountain, Inc.	22,237	941,070
Prologis, Inc.	229,798	27,467,755
Simon Property Group, Inc.	108,095	14,104,235
		42,513,060
Food and Staples Retailing — 0.5%
Walmart, Inc.	87,475	12,335,724
Food Products — 1.2%
Tyson Foods, Inc., Class A	431,272	31,810,623
Health Care Equipment and Supplies — 1.1%
Danaher Corp.	104,386	28,013,027
Health Care Providers and Services — 5.8%
AMN Healthcare Services, Inc.(1)	176,405	17,107,757
CVS Health Corp.	166,705	13,909,865
HCA Healthcare, Inc.	174,378	36,050,908
Humana, Inc.	49,096	21,735,781
Laboratory Corp. of America Holdings(1)	1,567	432,257
McKesson Corp.	109,935	21,023,969
Molina Healthcare, Inc.(1)	62,312	15,768,675
UnitedHealth Group, Inc.	67,935	27,203,891
		153,233,103
Health Care Technology — 0.4%
Cerner Corp.	123,006	9,614,149
Hotels, Restaurants and Leisure — 0.3%
Yum! Brands, Inc.	81,605	9,387,023
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	Shares	Value
Household Durables — 0.8%
Mohawk Industries, Inc.(1)	104,358	$20,056,564
Industrial Conglomerates — 0.9%
3M Co.	115,948	23,030,751
Interactive Media and Services — 5.7%
Alphabet, Inc., Class A(1)	36,107	88,165,711
Facebook, Inc., Class A(1)	182,483	63,451,164
		151,616,875
Internet and Direct Marketing Retail — 3.2%
Amazon.com, Inc.(1)	24,510	84,318,322
IT Services — 6.4%
Accenture plc, Class A	189,049	55,729,755
Akamai Technologies, Inc.(1)	224,447	26,170,520
Amdocs Ltd.	227,663	17,612,010
Cognizant Technology Solutions Corp., Class A	155,034	10,737,655
International Business Machines Corp.	174,406	25,566,175
PayPal Holdings, Inc.(1)	115,443	33,649,326
		169,465,441
Leisure Products — 0.2%
Polaris, Inc.	47,238	6,469,716
Machinery — 0.9%
AGCO Corp.	70,787	9,229,209
Timken Co. (The)	173,023	13,943,924
		23,173,133
Media — 3.7%
Altice USA, Inc., Class A(1)	692,558	23,643,930
AMC Networks, Inc., Class A(1)	92,816	6,200,109
Charter Communications, Inc., Class A(1)	37,658	27,168,364
Comcast Corp., Class A	710,521	40,513,907
		97,526,310
Multiline Retail — 1.4%
Target Corp.	152,326	36,823,287
Oil, Gas and Consumable Fuels — 1.1%
Chevron Corp.	281,016	29,433,616
Paper and Forest Products — 0.2%
Louisiana-Pacific Corp.	75,597	4,557,743
Pharmaceuticals — 2.4%
Bristol-Myers Squibb Co.	513,173	34,290,220
Johnson & Johnson	64,604	10,642,863
Pfizer, Inc.	514,150	20,134,114
		65,067,197
Professional Services — 0.2%
Robert Half International, Inc.	71,231	6,337,422
Road and Rail — 0.7%
Landstar System, Inc.	28,527	4,507,836
Ryder System, Inc.	191,721	14,250,622
		18,758,458
Semiconductors and Semiconductor Equipment — 8.6%
Applied Materials, Inc.	244,687	34,843,429
Broadcom, Inc.	70,608	33,668,719
Intel Corp.	413,632	23,221,300
Micron Technology, Inc.(1)	290,449	24,682,356
NVIDIA Corp.	17,583	14,068,158
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	Shares	Value
NXP Semiconductors NV	144,384	$29,702,677
Qorvo, Inc.(1)	106,739	20,883,485
QUALCOMM, Inc.	192,560	27,522,601
STMicroelectronics NV, (New York)	216,345	7,870,631
Synaptics, Inc.(1)	80,471	12,519,678
		228,983,034
Software — 10.1%
Adobe, Inc.(1)	4,612	2,700,972
Autodesk, Inc.(1)	37,248	10,872,691
Dropbox, Inc., Class A(1)	470,000	14,245,700
Fortinet, Inc.(1)	65,686	15,645,748
HubSpot, Inc.(1)	18,000	10,488,960
Microsoft Corp.	567,912	153,847,361
Oracle Corp. (New York)	386,335	30,072,316
Palo Alto Networks, Inc.(1)	26,013	9,652,124
salesforce.com, Inc.(1)	90,248	22,044,879
		269,570,751
Specialty Retail — 4.5%
AutoNation, Inc.(1)	81,052	7,684,540
Best Buy Co., Inc.	198,664	22,842,387
Home Depot, Inc. (The)	111,880	35,677,413
L Brands, Inc.	105,000	7,566,300
Lithia Motors, Inc., Class A	27,754	9,537,384
Lowe's Cos., Inc.	124,307	24,111,829
RH(1)	9,891	6,715,989
Williams-Sonoma, Inc.	31,029	4,953,780
		119,089,622
Technology Hardware, Storage and Peripherals — 6.8%
Apple, Inc.	927,339	127,008,349
HP, Inc.	404,771	12,220,037
Logitech International SA	82,840	10,017,013
NetApp, Inc.	130,464	10,674,565
Seagate Technology Holdings plc	238,865	21,003,399
		180,923,363
Textiles, Apparel and Luxury Goods — 0.2%
Crocs, Inc.(1)	51,937	6,051,699
TOTAL COMMON STOCKS (Cost $1,939,479,171)		2,578,556,141
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $22,697,368), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $22,251,443)		22,251,437
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $37,837,934), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $37,096,021)		37,096,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,108,432	11,108,432
TOTAL TEMPORARY CASH INVESTMENTS (Cost $70,455,869)		70,455,869
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $2,009,935,040)		2,649,012,010
OTHER ASSETS AND LIABILITIES — 0.3%		9,162,384
TOTAL NET ASSETS — 100.0%		$2,658,174,394
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FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	244	September 2021	$52,320,920	$969,686

^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

JUNE 30, 2021
Assets
Investment securities, at value (cost of $2,009,935,040)	$2,649,012,010
Deposits with broker for futures contracts	2,673,000
Receivable for investments sold	52,558,002
Receivable for capital shares sold	482,889
Dividends and interest receivable	957,457
2,705,683,358

Liabilities
Payable for investments purchased	44,978,902
Payable for capital shares redeemed	1,170,757
Payable for variation margin on futures contracts	9,961
Accrued management fees	1,318,831
Distribution and service fees payable	30,513
47,508,964

Net Assets	$2,658,174,394

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,555,044,430
Distributable earnings	1,103,129,964
$2,658,174,394

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,998,353,448	54,654,744	$36.56
I Class, $0.01 Par Value	$548,632,260	14,984,978	$36.61
A Class, $0.01 Par Value	$75,251,822	2,061,812	$36.50*
C Class, $0.01 Par Value	$4,950,143	137,819	$35.92
R Class, $0.01 Par Value	$24,890,750	681,410	$36.53
R5 Class, $0.01 Par Value	$6,095,971	166,481	$36.62
*Maximum offering price $38.73 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED JUNE 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $25,366)	$36,432,100
Interest	16,653
36,448,753

Expenses:
Management fees	15,093,205
Distribution and service fees:
A Class	177,823
C Class	55,791
R Class	119,508
Directors' fees and expenses	162,947
Other expenses	15,748
15,625,022

Net investment income (loss)	20,823,731

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	553,266,383
Futures contract transactions	12,540,908
565,807,291

Change in net unrealized appreciation (depreciation) on:
Investments	151,656,695
Futures contracts	(259,976)
151,396,719

Net realized and unrealized gain (loss)	717,204,010

Net Increase (Decrease) in Net Assets Resulting from Operations	$738,027,741

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2021 AND JUNE 30, 2020
Increase (Decrease) in Net Assets	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$20,823,731	$27,692,706
Net realized gain (loss)	565,807,291	359,535,171
Change in net unrealized appreciation (depreciation)	151,396,719	(241,763,983)
Net increase (decrease) in net assets resulting from operations	738,027,741	145,463,894

Distributions to Shareholders
From earnings:
Investor Class	(222,778,857)	(193,302,904)
I Class	(34,006,711)	(40,657,808)
A Class	(7,821,585)	(6,862,367)
C Class	(629,536)	(598,033)
R Class	(2,618,196)	(2,047,280)
R5 Class	(320,232)	(218,843)
Decrease in net assets from distributions	(268,175,117)	(243,687,235)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(111,794,999)	(449,071,936)

Net increase (decrease) in net assets	358,057,625	(547,295,277)

Net Assets
Beginning of period	2,300,116,769	2,847,412,046
End of period	$2,658,174,394	$2,300,116,769

See Notes to Financial Statements.
17

Notes to Financial Statements

JUNE 30, 2021

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 8% of the shares of the fund.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%
R5 Class		0.0500% to 0.1100%	0.45%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

20

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $53,586,245 and $66,661,679, respectively. The effect of interfund transactions on the Statement of Operations was $4,657,229 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2021 were $4,387,327,266 and $4,745,107,721, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	850,000,000		680,000,000
Sold	2,424,675	$81,897,970	3,076,813	$91,838,331
Issued in reinvestment of distributions	6,899,868	217,044,832	6,045,901	188,741,405
Redeemed	(13,509,293)	(469,174,501)	(22,435,146)	(701,557,557)
	(4,184,750)	(170,231,699)	(13,312,432)	(420,977,821)
I Class/Shares Authorized	140,000,000		120,000,000
Sold	7,475,940	267,781,501	2,921,120	85,171,554
Issued in reinvestment of distributions	1,061,370	33,542,167	1,283,020	40,071,785
Redeemed	(7,334,248)	(243,596,782)	(4,461,127)	(137,401,925)
	1,203,062	57,726,886	(256,987)	(12,158,586)
A Class/Shares Authorized	40,000,000		45,000,000
Sold	339,386	11,409,094	262,546	7,894,410
Issued in reinvestment of distributions	229,253	7,193,839	202,427	6,313,811
Redeemed	(532,499)	(18,242,353)	(998,318)	(30,297,298)
	36,140	360,580	(533,345)	(16,089,077)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	21,679	722,533	20,012	578,499
Issued in reinvestment of distributions	19,316	596,100	17,839	550,419
Redeemed	(99,345)	(3,250,413)	(77,138)	(2,307,450)
	(58,350)	(1,931,780)	(39,287)	(1,178,532)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	134,094	4,517,560	216,601	6,406,575
Issued in reinvestment of distributions	80,744	2,530,679	65,573	2,047,260
Redeemed	(237,590)	(8,008,259)	(253,381)	(7,460,016)
	(22,752)	(960,020)	28,793	993,819
R5 Class/Shares Authorized	40,000,000		50,000,000
Sold	104,140	3,697,234	14,171	425,154
Issued in reinvestment of distributions	9,937	314,032	7,007	218,843
Redeemed	(23,201)	(770,232)	(10,714)	(305,736)
	90,876	3,241,034	10,464	338,261
Net increase (decrease)	(2,935,774)	$(111,794,999)	(14,102,794)	$(449,071,936)
21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,578,556,141	—	—
Temporary Cash Investments	11,108,432	$59,347,437	—
	$2,589,664,573	$59,347,437	—
Other Financial Instruments
Futures Contracts	$969,686	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $34,798,907 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as a liability of $9,961 in payable for variation margin on futures contracts.* For the year ended June 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $12,540,908 in net realized gain (loss) on futures contract transactions and $(259,976) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

22

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$20,498,334	$26,146,735
Long-term capital gains	$247,676,783	$217,540,500

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $49,504,400 and distributable earnings $(49,504,400).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,012,812,242
Gross tax appreciation of investments	$666,569,329
Gross tax depreciation of investments	(30,369,561)
Net tax appreciation (depreciation) of investments	$636,199,768
Undistributed ordinary income	$201,534,770
Accumulated long-term gains	$265,395,426

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$30.41	0.29	9.82	10.11	(0.29)	(3.67)	(3.96)	$36.56	35.42%	0.66%	0.84%	186%	$1,998,353
2020	$31.73	0.34	1.58	1.92	(0.33)	(2.91)	(3.24)	$30.41	5.86%	0.67%	1.09%	113%	$1,789,426
2019	$33.36	0.39	1.56	1.95	(0.37)	(3.21)	(3.58)	$31.73	7.21%	0.67%	1.23%	80%	$2,289,532
2018	$31.79	0.43	4.40	4.83	(0.40)	(2.86)	(3.26)	$33.36	15.62%	0.66%	1.30%	84%	$2,557,773
2017	$27.44	0.40	4.50	4.90	(0.40)	(0.15)	(0.55)	$31.79	17.99%	0.67%	1.34%	85%	$2,542,710
I Class
2021	$30.45	0.34	9.85	10.19	(0.36)	(3.67)	(4.03)	$36.61	35.68%	0.46%	1.04%	186%	$548,632
2020	$31.76	0.40	1.59	1.99	(0.39)	(2.91)	(3.30)	$30.45	6.10%	0.47%	1.29%	113%	$419,610
2019	$33.39	0.45	1.56	2.01	(0.43)	(3.21)	(3.64)	$31.76	7.41%	0.47%	1.43%	80%	$445,933
2018	$31.82	0.50	4.40	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.87%	0.46%	1.50%	84%	$392,859
2017	$27.46	0.46	4.51	4.97	(0.46)	(0.15)	(0.61)	$31.82	18.21%	0.47%	1.54%	85%	$471,260
A Class
2021	$30.36	0.20	9.81	10.01	(0.20)	(3.67)	(3.87)	$36.50	35.10%	0.91%	0.59%	186%	$75,252
2020	$31.69	0.26	1.57	1.83	(0.25)	(2.91)	(3.16)	$30.36	5.57%	0.92%	0.84%	113%	$61,504
2019	$33.32	0.31	1.57	1.88	(0.30)	(3.21)	(3.51)	$31.69	6.96%	0.92%	0.98%	80%	$81,086
2018	$31.76	0.35	4.39	4.74	(0.32)	(2.86)	(3.18)	$33.32	15.32%	0.91%	1.05%	84%	$91,750
2017	$27.41	0.32	4.50	4.82	(0.32)	(0.15)	(0.47)	$31.76	17.71%	0.92%	1.09%	85%	$116,980

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$29.98	(0.05)	9.66	9.61	—(3)	(3.67)	(3.67)	$35.92	34.07%	1.66%	(0.16)%	186%	$4,950
2020	$31.34	0.03	1.55	1.58	(0.03)	(2.91)	(2.94)	$29.98	4.80%	1.67%	0.09%	113%	$5,880
2019	$33.00	0.07	1.55	1.62	(0.07)	(3.21)	(3.28)	$31.34	6.17%	1.67%	0.23%	80%	$7,378
2018	$31.50	0.10	4.34	4.44	(0.08)	(2.86)	(2.94)	$33.00	14.48%	1.66%	0.30%	84%	$11,191
2017	$27.19	0.10	4.46	4.56	(0.10)	(0.15)	(0.25)	$31.50	16.78%	1.67%	0.34%	85%	$11,777
R Class
2021	$30.38	0.12	9.81	9.93	(0.11)	(3.67)	(3.78)	$36.53	34.77%	1.16%	0.34%	186%	$24,891
2020	$31.71	0.18	1.57	1.75	(0.17)	(2.91)	(3.08)	$30.38	5.31%	1.17%	0.59%	113%	$21,394
2019	$33.34	0.23	1.57	1.80	(0.22)	(3.21)	(3.43)	$31.71	6.69%	1.17%	0.73%	80%	$21,413
2018	$31.78	0.28	4.37	4.65	(0.23)	(2.86)	(3.09)	$33.34	15.06%	1.16%	0.80%	84%	$22,576
2017	$27.43	0.25	4.50	4.75	(0.25)	(0.15)	(0.40)	$31.78	17.37%	1.17%	0.84%	85%	$31,953
R5 Class
2021	$30.45	0.34	9.86	10.20	(0.36)	(3.67)	(4.03)	$36.62	35.72%	0.46%	1.04%	186%	$6,096
2020	$31.77	0.40	1.58	1.98	(0.39)	(2.91)	(3.30)	$30.45	6.06%	0.47%	1.29%	113%	$2,302
2019	$33.39	0.45	1.57	2.02	(0.43)	(3.21)	(3.64)	$31.77	7.44%	0.47%	1.43%	80%	$2,069
2018	$31.82	0.43	4.47	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.83%	0.46%	1.50%	84%	$1,556
2017(4)	$31.12	0.11	0.69	0.80	(0.10)	—	(0.10)	$31.82	2.58%	0.47%(5)	1.60%(5)	85%(6)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through June 30, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None
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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
31

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the
32

one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that
33

the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.
34

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2021.

For corporate taxpayers, the fund hereby designates $20,498,334, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $276,564,621, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2021.

The fund hereby designates $20,652,129 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2021.

The fund utilized earnings and profits of $49,504,400 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Change in Independent Registered Public Accounting Firm

On June 16, 2021, the fund’s Audit and Compliance Committee and Board of Directors approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending June 30, 2022.

During the fiscal years ended June 30, 2020 and June 30, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended June 30, 2020 and June 30, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and June 30, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92990 2108

Annual Report

June 30, 2021

Global Gold Fund
Investor Class (BGEIX)
I Class (AGGNX)
A Class (ACGGX)
C Class (AGYCX)
R Class (AGGWX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied as Optimism Prevailed

The reporting period began with global financial markets experiencing a sweeping recovery from the initial—and severe—effects of the COVID-19 pandemic. Swift and significant action from central banks and federal governments in early 2020 helped reignite investor confidence in the markets and bolster the economic backdrop. These positive influences generally persisted through the second half of 2020, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In the U.S., improving data on manufacturing, employment and housing, along with a late-2020 federal coronavirus aid package and positive vaccine developments, helped sustain the optimism into the new year. Furthermore, political clarity emerged following the January U.S. Senate run-off elections in Georgia, setting the stage for another federal aid package, which passed in March. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Overall, despite lingering challenges, corporate earnings generally rallied, and global stocks delivered stellar 12-month returns. The U.S. broadly outperformed other developed markets, with the S&P 500 Index returning more than 40% and small caps (Russell 2000 Index) gaining 62%. The broad economic recovery combined with ongoing monetary and fiscal support, reopenings and soaring commodity prices eventually drove inflation and government bond yields higher. U.S. Treasuries and other perceived safe-haven investments, including gold, declined for the period.

The Return to Normal Will Shape Market Dynamics

The return to pre-pandemic life is progressing. As the U.S. economy continues to rebuild from shutdown-related losses, investors likely will face renewed opportunities and challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and the effects of fiscal and monetary policy likely will be among the factors swaying market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BGEIX	-8.30%	3.79%	-3.70%	8/17/88
NYSE Arca Gold Miners Index	—	-5.87%	5.40%	-3.41%	—
MSCI World Index	—	39.04%	14.82%	10.64%	—
I Class	AGGNX	-8.10%	3.99%	-3.51%	9/28/07
A Class	ACGGX				5/6/98
No sales charge		-8.51%	3.53%	-3.94%
With sales charge		-13.75%	2.31%	-4.51%
C Class	AGYCX	-9.18%	2.77%	-4.66%	9/28/07
R Class	AGGWX	-8.79%	3.27%	-4.18%	9/28/07
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2021
Investor Class — $6,854

NYSE Arca Gold Miners Index — $7,067

MSCI World Index — $27,516

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
0.69%	0.49%	0.94%	1.69%	1.19%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Yulin Long and Guan Wang

Performance Summary

Global Gold returned -8.30%* for the 12 months ended June 30, 2021. The fund’s benchmark, the NYSE Arca Gold Miners Index, returned -5.87%. The fund’s return reflects operating expenses, while the benchmark’s return does not. By comparison, the MSCI World Index, a broad measure of global equity market performance, returned 39.04%.

Gold’s Price Little Changed Despite Significant Interim Volatility

Gold’s price began and ended the reporting period at virtually the same level, but experienced significant volatility in between. On June 30, 2020, gold traded at $1,768 an ounce before surging to as high as $2,067 by August. But the precious metal declined amid much volatility over the remainder of the fiscal year to finish June 30, 2021, at $1,763.

The volatility in gold’s price can be explained by the significant change in economic and market conditions during the period. Gold is traditionally viewed as a hedge against uncertainty in terms of economic and market outcomes and currency values. So the surge in gold’s price for much of 2020 related to the tremendous uncertainty around the electoral cycle in the U.S. and the virus’s implications for economic growth and interest rates. Federal Reserve (Fed) rate cuts and moves to lower long-term bond yields in 2020 also increased the appeal of gold, while reducing competition from Treasuries/perceived safe-haven investments that compete with gold for a place in investor portfolios.

But beginning in late 2020, we began to get positive news on vaccines, while early 2021 brought resolution of U.S. electoral uncertainty and massive additional fiscal stimulus. As a result, investor sentiment improved and economic growth rebounded sharply. In that environment, longer-term bond yields rose sharply. The dollar’s value mirrored these changes, falling through the end of 2020, before rallying back. Significantly higher interest rates, the greenback’s recovery, and the prospect of taming the virus and returning to some semblance of economic normalcy all combined to weigh on gold’s price.

Indeed, a good proxy for investment demand is gold exchange-traded fund (ETF) holdings. According to the World Gold Council, February 2021 marked one of the biggest outflows in gold ETF holdings on record, with total investment demand for gold down more than 70% year over year through the first quarter of 2021. Central bank gold purchases were also down notably for the same period. An economic recovery and falling prices helped gold jewelry demand rebound sharply from an all-time low in the first quarter of 2020, though it remains below pre-pandemic levels.

Turning to gold supply, mine output recovered somewhat as production resumed in many countries after pandemic-related shutdowns in early 2020. Nevertheless, total supply fell for the period as lower prices made recycling gold less attractive. Producer net hedging also declined. Gold miners can sell some of their production forward as a way to hedge against volatility in gold’s price. The fact that gold hedging went down during the period suggests that miners are less willing to lock in current prices, expecting higher prices ahead.

In terms of gold mining stocks, the decline in gold’s price from August 2020 and changing sentiment weighed on share prices. Even though mine output recovered somewhat from pandemic lows, production costs rose because of issues related to restarting production, as well as safety and regulatory challenges at a number of mines. As a result, the World Gold Council’s measure of industry-wide gold company profit margins declined, though it remains high by historical standards.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Notable Detractors from Relative Results

The fund’s share price declined in absolute terms during a difficult period for gold stocks. The leading detractors from performance compared with the benchmark tended to be stocks that held up relatively well, and to which we had less exposure than the index. For example, China’s Zijin Mining Group benefited from its exposure to rising copper and zinc prices, as well as boosting production through recent acquisitions and restarting production at a long-closed mine. We hold a sizable position in the stock, but less than the benchmark. Similarly, it detracted from relative performance to be underrepresented in shares of First Majestic Silver, Hecla Mining and Coeur Mining. These companies benefited from their significant exposure to silver prices, which surged at times in the period because of strong retail demand and market technical factors.

Key Contributors to Relative Performance

The leading individual contributor to relative performance was a stake in Canada-based GoGold Resources. The company reported positive results from sampling for a new mining project in Mexico and also benefited from exposure to rising silver prices. Other key contributors to relative results included Freeport-McMoRan, U.K.-based Anglo American, South Africa-based Impala Platinum Holdings, Australia-based BHP Group, and Canada-based First Quantum Minerals and Lundin Mining. All have significant exposure to industrial metals, which surged along with the rebound in economic growth. We eliminated Impala Platinum, BHP and Lundin in favor of positions with greater upside and portfolio characteristics.

Portfolio Positioning and Outlook

Gold showed it can be an effective hedge against uncertainty for much of 2020, when it was among the best-performing asset classes. Now, however, conditions have largely reversed, with economists and investors seemingly confident that we are past the worst of the virus and that there’s a strong economic rebound ahead. To the extent that that is true and investor confidence is high, then gold could remain under pressure.

Of course, it’s impossible to know if or when we will actually achieve herd immunity or how the evolving strains of the virus might affect the progression of the disease. So while economists have raised their growth forecasts, there is a very real possibility that the anticipated recovery will be less robust than imagined. In these sorts of scenarios, gold could well see a resurgence of perceived safe-haven demand.

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Exchange-Traded Funds	1.2%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	0.6%

Top Five Countries*	% of net assets
Canada	51.9%
United States	22.9%
Australia	13.5%
South Africa	5.9%
United Kingdom	1.8%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$951.00	$3.14	0.65%
I Class	$1,000	$951.70	$2.18	0.45%
A Class	$1,000	$949.60	$4.35	0.90%
C Class	$1,000	$946.40	$7.96	1.65%
R Class	$1,000	$948.50	$5.56	1.15%
Hypothetical
Investor Class	$1,000	$1,021.57	$3.26	0.65%
I Class	$1,000	$1,022.56	$2.26	0.45%
A Class	$1,000	$1,020.33	$4.51	0.90%
C Class	$1,000	$1,016.61	$8.25	1.65%
R Class	$1,000	$1,019.09	$5.76	1.15%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JUNE 30, 2021

	Shares	Value
COMMON STOCKS — 97.6%
Australia — 13.5%
Evolution Mining Ltd.	4,272,100	$14,434,247
Newcrest Mining Ltd.	1,317,213	24,979,365
Northern Star Resources Ltd.	2,530,317	18,582,951
OZ Minerals Ltd.	200,900	3,377,506
Perseus Mining Ltd.(1)	4,811,700	5,267,902
Ramelius Resources Ltd.	5,900,200	7,493,896
Regis Resources Ltd.	1,610,084	2,850,412
Silver Lake Resources Ltd.(1)	7,211,300	8,982,615
St. Barbara Ltd.	1,679,300	2,148,433
West African Resources Ltd.(1)	7,590,900	5,665,334
		93,782,661
Canada — 51.9%
Alamos Gold, Inc. (New York), Class A	93,100	712,215
Argonaut Gold, Inc.(1)	3,287,700	7,877,113
B2Gold Corp. (New York)	3,416,600	14,383,886
Barrick Gold Corp.	3,597,820	74,402,918
Calibre Mining Corp.(1)	1,129,000	1,502,783
Centerra Gold, Inc.	675,600	5,128,587
Dundee Precious Metals, Inc.	1,540,500	9,332,974
Eldorado Gold Corp. (Toronto)(1)	735,900	7,307,945
Endeavour Mining plc	683,104	14,669,432
Endeavour Silver Corp.(1)	484,300	2,963,916
First Majestic Silver Corp. (New York)	279,900	4,425,219
First Quantum Minerals Ltd.	248,400	5,725,063
Fortuna Silver Mines, Inc.(1)	475,500	2,639,025
Franco-Nevada Corp. (New York)	352,600	51,151,682
GoGold Resources, Inc.(1)	4,050,000	10,062,923
IAMGOLD Corp.(1)	660,000	1,943,369
IAMGOLD Corp. (New York)(1)	1,080,300	3,186,885
K92 Mining, Inc.(1)	325,600	2,353,482
Karora Resources, Inc.(1)	1,960,900	6,311,706
Kinross Gold Corp. (New York)	3,438,557	21,834,837
Kirkland Lake Gold Ltd.	770,078	29,676,207
New Gold, Inc.(1)	1,137,700	2,059,237
New Gold, Inc. (Toronto)(1)	1,281,700	2,305,736
Orezone Gold Corp.(1)	5,150,000	5,400,936
Pan American Silver Corp. (NASDAQ)	266,900	7,625,333
Pretium Resources, Inc.(1)	413,400	3,952,104
Roxgold, Inc.(1)	2,030,900	3,194,785
SSR Mining, Inc. (NASDAQ)	96,900	1,510,671
Teck Resources Ltd., Class B	157,800	3,635,712
Torex Gold Resources, Inc.(1)	670,900	7,728,664
Wesdome Gold Mines Ltd.(1)	323,900	3,072,817
Wheaton Precious Metals Corp.	869,800	38,332,086
Yamana Gold, Inc. (New York)	792,581	3,344,692
		359,754,940

	Shares	Value
China — 1.6%
Zijin Mining Group Co. Ltd., H Shares	8,166,000	$10,957,853
South Africa — 5.9%
AngloGold Ashanti Ltd.	95,502	1,772,663
AngloGold Ashanti Ltd., ADR	899,276	16,708,548
Gold Fields Ltd., ADR	2,510,000	22,339,000
		40,820,211
United Kingdom — 1.8%
Anglo American plc	117,700	4,683,770
Centamin plc	3,181,000	4,461,916
Jubilee Metals Group plc(1)	6,268,900	1,604,633
Rio Tinto plc	24,700	2,039,910
		12,790,229
United States — 22.9%
Agnico Eagle Mines Ltd. (New York)	401,300	24,258,585
Coeur Mining, Inc.(1)	688,300	6,112,104
Freeport-McMoRan, Inc.	227,100	8,427,681
Gatos Silver, Inc.(1)	84,000	1,469,160
Hecla Mining Co.	1,242,800	9,246,432
MP Materials Corp.(1)	50,600	1,865,116
Newmont Corp.	1,529,980	96,970,133
Royal Gold, Inc.	92,321	10,533,826
		158,883,037
TOTAL COMMON STOCKS (Cost $444,771,639)		676,988,931
EXCHANGE-TRADED FUNDS — 1.2%
SPDR Gold Shares(1)	21,200	3,511,356
VanEck Vectors Gold Miners ETF	81,800	2,779,564
VanEck Vectors Junior Gold Miners ETF	45,000	2,103,750
TOTAL EXCHANGE-TRADED FUNDS (Cost $8,787,212)		8,394,670
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $1,356,844), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $1,330,187)		1,330,186
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $2,261,391), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $2,217,001)		2,217,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	798,009	798,009
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,345,195)		4,345,195
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $457,904,046)		689,728,796
OTHER ASSETS AND LIABILITIES — 0.6%		3,865,708
TOTAL NET ASSETS — 100.0%		$693,594,504

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2021
Assets
Investment securities, at value (cost of $457,904,046)	$689,728,796
Cash	5,400
Receivable for investments sold	4,158,034
Receivable for capital shares sold	444,367
Dividends and interest receivable	326,645
694,663,242

Liabilities
Payable for capital shares redeemed	671,737
Accrued management fees	384,762
Distribution and service fees payable	12,239
1,068,738

Net Assets	$693,594,504

Net Assets Consist of:
Capital (par value and paid-in surplus)	$572,257,409
Distributable earnings	121,337,095
$693,594,504

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$590,852,892	47,777,636	$12.37
I Class, $0.01 Par Value	$68,014,271	5,436,608	$12.51
A Class, $0.01 Par Value	$22,022,207	1,821,744	$12.09*
C Class, $0.01 Par Value	$3,837,590	334,979	$11.46
R Class, $0.01 Par Value	$8,867,544	742,558	$11.94
*Maximum offering price $12.83 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,171,194)	$12,644,976
Securities lending, net	89,535
Interest	3,274
12,737,785

Expenses:
Management fees	4,950,314
Distribution and service fees:
A Class	56,382
C Class	45,574
R Class	54,843
Directors' fees and expenses	53,070
Other expenses	22,184
5,182,367

Net investment income (loss)	7,555,418

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	27,451,017
Foreign currency translation transactions	190,311
27,641,328

Change in net unrealized appreciation (depreciation) on:
Investments	(110,710,224)
Translation of assets and liabilities in foreign currencies	(3,752)
(110,713,976)

Net realized and unrealized gain (loss)	(83,072,648)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(75,517,230)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2021 AND JUNE 30, 2020
Increase (Decrease) in Net Assets	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$7,555,418	$1,903,705
Net realized gain (loss)	27,641,328	16,960,803
Change in net unrealized appreciation (depreciation)	(110,713,976)	184,510,203
Net increase (decrease) in net assets resulting from operations	(75,517,230)	203,374,711

Distributions to Shareholders
From earnings:
Investor Class	(6,765,812)	(4,394,193)
I Class	(1,047,347)	(560,018)
A Class	(189,141)	(82,256)
C Class	(3,612)	—
R Class	(60,612)	(25,464)
Decrease in net assets from distributions	(8,066,524)	(5,061,931)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	26,612,243	103,964,323

Net increase (decrease) in net assets	(56,971,511)	302,277,103

Net Assets
Beginning of period	750,566,015	448,288,912
End of period	$693,594,504	$750,566,015

See Notes to Financial Statements.

Notes to Financial Statements

JUNE 30, 2021

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.65%
I Class		0.0500% to 0.1100%	0.45%
A Class		0.2500% to 0.3100%	0.65%
C Class		0.2500% to 0.3100%	0.65%
R Class		0.2500% to 0.3100%	0.65%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2021 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $5,474,169 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $1,798,858 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2021 were $836,988,301 and $805,999,783, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		360,000,000
Sold	18,489,921	$261,375,323	23,530,168	$259,679,350
Issued in reinvestment of distributions	490,058	6,225,774	404,401	4,136,691
Redeemed	(18,500,154)	(253,149,594)	(17,491,083)	(190,197,797)
	479,825	14,451,503	6,443,486	73,618,244
I Class/Shares Authorized	100,000,000		30,000,000
Sold	4,550,901	62,614,792	5,075,948	56,439,549
Issued in reinvestment of distributions	81,372	1,047,060	53,180	559,735
Redeemed	(4,614,047)	(59,800,756)	(2,808,552)	(30,720,336)
	18,226	3,861,096	2,320,576	26,278,948
A Class/Shares Authorized	30,000,000		20,000,000
Sold	1,195,712	16,855,240	902,594	9,720,707
Issued in reinvestment of distributions	14,843	184,324	8,049	80,011
Redeemed	(573,935)	(7,675,411)	(806,308)	(8,517,206)
	636,620	9,364,153	104,335	1,283,512
C Class/Shares Authorized	20,000,000		15,000,000
Sold	81,951	1,080,515	134,297	1,385,471
Issued in reinvestment of distributions	309	3,612	—	—
Redeemed	(113,797)	(1,412,274)	(98,829)	(1,015,442)
	(31,537)	(328,147)	35,468	370,029
R Class/Shares Authorized	20,000,000		20,000,000
Sold	527,750	6,907,601	800,388	8,567,549
Issued in reinvestment of distributions	3,782	46,148	2,590	25,464
Redeemed	(583,681)	(7,690,111)	(599,664)	(6,179,423)
	(52,149)	(736,362)	203,314	2,413,590
Net increase (decrease)	1,050,985	$26,612,243	9,107,179	$103,964,323

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$93,782,661	—
Canada	$236,160,418	123,594,522	—
China	—	10,957,853	—
South Africa	39,047,548	1,772,663	—
United Kingdom	—	12,790,229	—
Other Countries	158,883,037	—	—
Exchange-Traded Funds	8,394,670	—	—
Temporary Cash Investments	798,009	3,547,186	—
	$443,283,682	$246,445,114	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
8. Federal Tax Information
The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$8,066,524	$5,061,931
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$467,509,156
Gross tax appreciation of investments	$232,879,614
Gross tax depreciation of investments	(10,659,974)
Net tax appreciation (depreciation) of investments	222,219,640
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(133)
Net tax appreciation (depreciation)	$222,219,507
Undistributed ordinary income	$2,706,048
Accumulated short-term capital losses	$(62,610,073)
Accumulated long-term capital losses	$(40,978,387)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.
21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$13.64	0.13	(1.26)	(1.13)	(0.14)	$12.37	(8.30)%	0.66%	0.96%	105%	$590,853
2020	$9.76	0.04	3.94	3.98	(0.10)	$13.64	41.12%	0.67%	0.35%	50%	$644,946
2019	$8.58	0.07	1.11	1.18	—	$9.76	13.75%	0.67%	0.84%	47%	$398,804
2018	$8.25	0.04	0.29	0.33	—	$8.58	4.00%	0.66%	0.47%	37%	$347,311
2017	$11.66	—(3)	(2.57)	(2.57)	(0.84)	$8.25	(21.33)%	0.67%	0.05%	27%	$351,207
I Class
2021	$13.79	0.16	(1.27)	(1.11)	(0.17)	$12.51	(8.10)%	0.46%	1.16%	105%	$68,014
2020	$9.88	0.06	3.98	4.04	(0.13)	$13.79	41.34%	0.47%	0.55%	50%	$74,730
2019	$8.67	0.08	1.13	1.21	—	$9.88	13.96%	0.47%	1.04%	47%	$30,608
2018	$8.32	0.06	0.29	0.35	—	$8.67	4.21%	0.46%	0.67%	37%	$13,464
2017	$11.75	0.02	(2.60)	(2.58)	(0.85)	$8.32	(21.17)%	0.47%	0.25%	27%	$14,717
A Class
2021	$13.33	0.10	(1.23)	(1.13)	(0.11)	$12.09	(8.51)%	0.91%	0.71%	105%	$22,022
2020	$9.54	0.01	3.85	3.86	(0.07)	$13.33	40.72%	0.92%	0.10%	50%	$15,798
2019	$8.40	0.05	1.09	1.14	—	$9.54	13.57%	0.92%	0.59%	47%	$10,311
2018	$8.11	0.02	0.27	0.29	—	$8.40	3.58%	0.91%	0.22%	37%	$7,475
2017	$11.47	(0.02)	(2.52)	(2.54)	(0.82)	$8.11	(21.45)%	0.92%	(0.20)%	27%	$7,895

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$12.63	(0.01)	(1.15)	(1.16)	(0.01)	$11.46	(9.18)%	1.66%	(0.04)%	105%	$3,838
2020	$9.04	(0.07)	3.66	3.59	—	$12.63	39.71%	1.67%	(0.65)%	50%	$4,628
2019	$8.03	(0.01)	1.02	1.01	—	$9.04	12.58%	1.67%	(0.16)%	47%	$2,994
2018	$7.80	(0.04)	0.27	0.23	—	$8.03	2.95%	1.66%	(0.53)%	37%	$2,463
2017	$11.07	(0.09)	(2.43)	(2.52)	(0.75)	$7.80	(22.04)%	1.67%	(0.95)%	27%	$2,284
R Class
2021	$13.17	0.06	(1.22)	(1.16)	(0.07)	$11.94	(8.79)%	1.16%	0.46%	105%	$8,868
2020	$9.42	(0.01)	3.80	3.79	(0.04)	$13.17	40.44%	1.17%	(0.15)%	50%	$10,464
2019	$8.32	0.02	1.08	1.10	—	$9.42	13.22%	1.17%	0.34%	47%	$5,573
2018	$8.05	—(3)	0.27	0.27	—	$8.32	3.35%	1.16%	(0.03)%	37%	$5,524
2017	$11.39	(0.04)	(2.50)	(2.54)	(0.80)	$8.05	(21.63)%	1.17%	(0.45)%	27%	$4,517

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Gold Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
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In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the
29

one-, three-, and five-year periods, and above its benchmark for the ten-year period reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was
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below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2021.

For corporate taxpayers, the fund hereby designates $2,915,555, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2021 as qualified for the corporate dividends received deduction.

For the fiscal year ended June 30, 2021, the fund intends to pass through to shareholders foreign source income of $10,890,003 and foreign taxes paid of $1,051,178, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2021 are $0.1941 and $0.0187, respectively.

Change in Independent Registered Public Accounting Firm

On June 16, 2021, the fund’s Audit and Compliance Committee and Board of Directors approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending June 30, 2022.

During the fiscal years ended June 30, 2020 and June 30, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended June 30, 2020 and June 30, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and June 30, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.
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Notes

35

Notes

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
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Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92988 2108

Annual Report

June 30, 2021

NT Disciplined Growth Fund
Investor Class (ANTDX)
G Class (ANDGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANTDX	30.90%	19.63%	14.50%	3/19/15
Russell 1000 Growth Index	—	42.50%	23.64%	18.77%	—
G Class	ANDGX	32.14%	20.61%	15.29%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2021
Investor Class — $23,426

Russell 1000 Growth Index — $29,487

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.02%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

NT Disciplined Growth returned 32.14%* for the fiscal year ended June 30, 2021, compared with the 42.50% return of its benchmark, the Russell 1000 Growth Index.

The fund advanced during the fiscal year, but underperformed its benchmark, the Russell 1000 Growth Index. NT Disciplined Growth’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s relative returns were primarily driven by stock selection decisions in the information technology and health care sectors. Consumer discretionary and communication services sector holdings also weighed on results compared with the benchmark. Positioning in the consumer staples sector and materials sector holdings contributed to relative performance.

Stock Selection in Several Sectors Detracted From Relative Returns

Security selection in the information technology sector was the largest driver of relative underperformance. Stock choices in the software and IT services industries detracted the most from the sector’s performance. Among software holdings, an overweight position in Workday weighed on returns. The enterprise software maker’s projected future sales disappointed investors. In the IT services industry, an overweight position in Jack Henry & Associates hindered returns. The payment processing company declined on sluggish sales growth in its payments segments and lower corporate revenues. The investment team opted to liquidate the position. Limited exposure to Mastercard also hurt performance as the credit card company’s earnings and revenues benefited from consumers’ stimulus spending, particularly on domestic travel.

Stock selection in the biotechnology industry drove results in the health care sector. Being overweight to Vertex Pharmaceuticals weighed heavily on the sector’s performance after the company announced it would stop development of a treatment for liver and lung diseases due to safety issues encountered during clinical trials. An overweight position in Incyte was also detrimental as the biotechnology company declined amid patent protection expiration of one of its rare disease drugs. The investment team ultimately exited the position.

In the consumer discretionary sector, the automobiles industry was a leading detractor from returns. An underweight position in Tesla hindered performance amid a sharp rise in global demand for electric vehicles. Stock choices in the communication services sector also weighed on results. Overweight positions to several video game makers drove detraction in the entertainment industry. Despite rising revenues, Electronic Arts’ earnings forecast weighed on investor sentiment. Take-Two Interactive Software’s stock price declined following lower quarterly sales. Lack of new game releases also disappointed investors. The investment team exited the holding.

Positioning in Consumer Staples Contributed

Positioning in the beverages industry drove the consumer staples sector’s results. An underweight position in PepsiCo served as a key industry tailwind. Despite revenue and earnings growth from sales of snack foods and drinks, stock prices of the multinational food, snack and beverage company declined in early 2021 as investors gravitated toward stocks of more cyclical companies that would benefit as the economy improved. The Coca-Cola Co. declined for similar reasons, and the portfolio’s underweight compared with the benchmark therefore aided relative results. The investment team chose to exit both investments.

*All fund returns referenced in this commentary are for G Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
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The materials sector was also an area of relative strength. Security selection among chemicals companies was especially additive to the portfolio’s performance. An overweight position in lawn, garden and pest control products holding The Scotts Miracle-Gro Company bolstered the portfolio’s performance. Its Hawthorne Gardening division benefited from rising sales of hydroponic equipment, which has gained increased demand as a growing number of states legalized recreational cannabis use. The position was ultimately exited. Among notable individual contributors to relative performance was EMCOR Group, a leading industrial engineering and construction company. The company was attractive for its earnings and balance sheet quality, while reporting strong results amid the sharp rebound in construction activity. The holding was ultimately exited.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, information technology was the portfolio’s largest absolute and relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. Although exposure to the health care sector was scaled back slightly, it remained a key portfolio overweight. Conversely, the portfolio’s consumer staples sector underweight reflects a lack of opportunities that align with most factors in the team’s stock selection model. Likewise, the investment team reduced the portfolio’s exposure to the industrials sector, positioning it as a relative underweight, given limited investment opportunities based on the model’s factor scores. The team also increased the portfolio’s consumer discretionary sector weight, positioning it at a slight overweight, while reducing exposure to the financials sector, moving the fund from an overweight to a modest underweight position.
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Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(0.2)%

Top Five Industries	% of net assets
Software	20.6%
Semiconductors and Semiconductor Equipment	10.6%
Interactive Media and Services	10.2%
Technology Hardware, Storage and Peripherals	9.0%
IT Services	7.2%
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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,103.00	$5.21	1.00%
G Class	$1,000	$1,108.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.01	1.00%
G Class	$1,000	$1,024.74	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

JUNE 30, 2021

	Shares	Value
COMMON STOCKS — 99.1%
Auto Components — 0.3%
Magna International, Inc.	17,791	$1,647,203
Automobiles — 1.9%
Tesla, Inc.(1)	18,012	12,242,756
Banks — 0.3%
SVB Financial Group(1)	3,276	1,822,865
Beverages — 0.7%
Boston Beer Co., Inc. (The), Class A(1)	4,496	4,589,517
Biotechnology — 4.2%
AbbVie, Inc.	101,386	11,420,119
Moderna, Inc.(1)	8,834	2,075,813
Regeneron Pharmaceuticals, Inc.(1)	21,103	11,786,870
Vertex Pharmaceuticals, Inc.(1)	9,185	1,851,972
		27,134,774
Building Products — 0.3%
AO Smith Corp.	23,889	1,721,441
Capital Markets — 1.4%
Moody's Corp.	12,911	4,678,559
MSCI, Inc.	8,689	4,631,932
		9,310,491
Communications Equipment — 0.5%
Arista Networks, Inc.(1)	9,327	3,379,265
Electrical Equipment — 0.3%
Acuity Brands, Inc.	11,918	2,229,024
Electronic Equipment, Instruments and Components — 1.2%
Cognex Corp.	55,409	4,657,127
Keysight Technologies, Inc.(1)	22,047	3,404,277
		8,061,404
Entertainment — 1.4%
Electronic Arts, Inc.	28,136	4,046,801
Netflix, Inc.(1)	9,406	4,968,343
		9,015,144
Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	13,147	3,551,531
Crown Castle International Corp.	10,752	2,097,715
Simon Property Group, Inc.	22,671	2,958,112
		8,607,358
Health Care Equipment and Supplies — 4.4%
ABIOMED, Inc.(1)	7,089	2,212,548
Align Technology, Inc.(1)	7,922	4,840,342
Edwards Lifesciences Corp.(1)	49,735	5,151,054
Hologic, Inc.(1)	29,656	1,978,648
IDEXX Laboratories, Inc.(1)	12,721	8,033,948
Intuitive Surgical, Inc.(1)	7,441	6,843,041
		29,059,581
Health Care Providers and Services†
Laboratory Corp. of America Holdings(1)	498	137,373
7

	Shares	Value
Health Care Technology — 1.0%
Cerner Corp.	32,045	$2,504,637
Veeva Systems, Inc., Class A(1)	12,146	3,776,799
		6,281,436
Hotels, Restaurants and Leisure — 3.5%
Chipotle Mexican Grill, Inc.(1)	1,859	2,882,082
Domino's Pizza, Inc.	9,708	4,528,685
Starbucks Corp.	115,423	12,905,446
Yum China Holdings, Inc.	36,793	2,437,536
		22,753,749
Interactive Media and Services — 10.2%
Alphabet, Inc., Class A(1)	12,253	29,919,253
Alphabet, Inc., Class C(1)	1,425	3,571,506
Facebook, Inc., Class A(1)	95,343	33,151,714
		66,642,473
Internet and Direct Marketing Retail — 6.7%
Amazon.com, Inc.(1)	11,141	38,326,822
Etsy, Inc.(1)	25,751	5,300,586
		43,627,408
IT Services — 7.2%
Accenture plc, Class A	12,523	3,691,655
EPAM Systems, Inc.(1)	7,096	3,625,772
Gartner, Inc.(1)	9,521	2,305,986
Mastercard, Inc., Class A	32,742	11,953,777
PayPal Holdings, Inc.(1)	42,890	12,501,578
Visa, Inc., Class A	54,683	12,785,979
		46,864,747
Life Sciences Tools and Services — 0.6%
IQVIA Holdings, Inc.(1)	8,976	2,175,065
Mettler-Toledo International, Inc.(1)	1,424	1,972,724
		4,147,789
Machinery — 0.9%
Oshkosh Corp.	34,285	4,273,282
Toro Co. (The)	16,921	1,859,280
		6,132,562
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	14,008	4,455,665
Pharmaceuticals — 1.3%
Eli Lilly & Co.	38,378	8,808,519
Professional Services — 1.7%
Booz Allen Hamilton Holding Corp.	81,235	6,919,597
CoStar Group, Inc.(1)	28,750	2,381,075
Jacobs Engineering Group, Inc.	14,338	1,912,976
		11,213,648
Road and Rail — 0.8%
Old Dominion Freight Line, Inc.	20,221	5,132,090
Semiconductors and Semiconductor Equipment — 10.6%
Advanced Micro Devices, Inc.(1)	46,151	4,334,963
Applied Materials, Inc.	45,424	6,468,378
Broadcom, Inc.	16,014	7,636,116
Micron Technology, Inc.(1)	45,713	3,884,691
Monolithic Power Systems, Inc.	6,824	2,548,423
8

	Shares	Value
NVIDIA Corp.	25,003	$20,004,900
NXP Semiconductors NV	13,160	2,707,275
QUALCOMM, Inc.	92,506	13,221,882
Teradyne, Inc.	12,120	1,623,595
Texas Instruments, Inc.	35,799	6,884,148
		69,314,371
Software — 20.6%
Adobe, Inc.(1)	26,003	15,228,397
Atlassian Corp. plc, Class A(1)	13,735	3,527,972
Autodesk, Inc.(1)	17,794	5,194,069
Box, Inc., Class A(1)	109,817	2,805,824
Cadence Design Systems, Inc.(1)	36,353	4,973,817
Crowdstrike Holdings, Inc., Class A(1)	11,607	2,916,955
DocuSign, Inc.(1)	11,698	3,270,410
Fortinet, Inc.(1)	13,019	3,100,996
Intuit, Inc.	16,220	7,950,557
Microsoft Corp.	242,872	65,794,025
Palo Alto Networks, Inc.(1)	14,257	5,290,060
ServiceNow, Inc.(1)	14,159	7,781,078
Workday, Inc., Class A(1)	17,709	4,227,847
Zscaler, Inc.(1)	12,037	2,600,714
		134,662,721
Specialty Retail — 4.5%
Home Depot, Inc. (The)	45,086	14,377,474
Ross Stores, Inc.	47,947	5,945,428
TJX Cos., Inc. (The)	49,187	3,316,188
Ulta Beauty, Inc.(1)	10,322	3,569,038
Williams-Sonoma, Inc.	14,448	2,306,623
		29,514,751
Technology Hardware, Storage and Peripherals — 9.0%
Apple, Inc.	430,121	58,909,372
Textiles, Apparel and Luxury Goods — 1.6%
lululemon athletica, Inc.(1)	8,157	2,977,060
NIKE, Inc., Class B	50,294	7,769,920
		10,746,980
TOTAL COMMON STOCKS (Cost $427,931,565)		648,166,477
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $2,396,392), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $2,349,311)		2,349,310
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $3,994,397), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $3,916,002)		3,916,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,172,832	1,172,832
TOTAL TEMPORARY CASH INVESTMENTS (Cost $7,438,142)		7,438,142
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $435,369,707)		655,604,619
OTHER ASSETS AND LIABILITIES — (0.2)%		(1,268,940)
TOTAL NET ASSETS — 100.0%		$654,335,679
9

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

JUNE 30, 2021
Assets
Investment securities, at value (cost of $435,369,707)	$655,604,619
Receivable for investments sold	15,488,019
Dividends and interest receivable	113,423
671,206,061

Liabilities
Payable for investments purchased	11,364,786
Payable for capital shares redeemed	5,439,242
Accrued management fees	66,354
16,870,382

Net Assets	$654,335,679

Net Assets Consist of:
Capital (par value and paid-in surplus)	$393,662,186
Distributable earnings	260,673,493
$654,335,679

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$84,220,872	5,174,676	$16.28
G Class, $0.01 Par Value	$570,114,807	34,733,380	$16.41

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED JUNE 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,421)	$4,227,097
Interest	2,984
4,230,081

Expenses:
Management fees	4,820,685
Directors' fees and expenses	39,178
Other expenses	4,321
4,864,184
Fees waived(1)	(4,040,938)
823,246

Net investment income (loss)	3,406,835

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	57,445,706
Futures contract transactions	1,601,927
Foreign currency translation transactions	820
59,048,453

Change in net unrealized appreciation (depreciation) on:
Investments	96,340,857
Futures contracts	(17,398)
96,323,459

Net realized and unrealized gain (loss)	155,371,912

Net Increase (Decrease) in Net Assets Resulting from Operations	$158,778,747
(1)Amount consists of $7,874 and $4,033,064 for Investor Class and G Class, respectively.

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2021 AND JUNE 30, 2020
Increase (Decrease) in Net Assets	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$3,406,835	$2,915,331
Net realized gain (loss)	59,048,453	85,021,489
Change in net unrealized appreciation (depreciation)	96,323,459	(2,258,531)
Net increase (decrease) in net assets resulting from operations	158,778,747	85,678,289

Distributions to Shareholders
From earnings:
Investor Class	(9,855,826)	(3,798,350)
G Class	(69,595,861)	(20,219,351)
Decrease in net assets from distributions	(79,451,687)	(24,017,701)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	203,925,870	(173,717,866)

Net increase (decrease) in net assets	283,252,930	(112,057,278)

Net Assets
Beginning of period	371,082,749	483,140,027
End of period	$654,335,679	$371,082,749

See Notes to Financial Statements.
13

Notes to Financial Statements

JUNE 30, 2021

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 63% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. During the period ended June 30, 2021, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
			Before Waiver	After Waiver
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.00%	0.99%
G Class		0.0500% to 0.1100%	0.80%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $15,431,713 and $14,619,083, respectively. The effect of interfund transactions on the Statement of Operations was $796,091 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended June 30, 2021 were $1,091,778,298 and $1,149,386,258, respectively.

On July 29, 2020, the fund received investment securities valued at $188,106,507 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		80,000,000
Sold	7,772	$110,910	1,222,209	$15,548,929
Issued in reinvestment of distributions	672,753	9,855,826	300,265	3,798,350
Redeemed	(648,856)	(10,189,508)	(5,703,916)	(73,591,791)
	31,669	(222,772)	(4,181,442)	(54,244,512)
G Class/Shares Authorized	550,000,000		330,000,000
Sold	15,012,781	225,929,947	6,451,142	82,271,277
Issued in reinvestment of distributions	4,712,073	69,595,861	1,588,461	20,219,351
Redeemed	(5,851,840)	(91,377,166)	(17,105,855)	(221,963,982)
	13,873,014	204,148,642	(9,066,252)	(119,473,354)
Net increase (decrease)	13,904,683	$203,925,870	(13,247,694)	$(173,717,866)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$646,519,274	$1,647,203	—
Temporary Cash Investments	1,172,832	6,265,310	—
	$647,692,106	$7,912,513	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a
17

component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $9,519,330 futures contracts purchased.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended June 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $1,601,927 in net realized gain (loss) on futures contract transactions and $(17,398) in change in net unrealized appreciation (depreciation) on futures contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$13,629,655	$2,722,586
Long-term capital gains	$65,822,032	$21,295,115

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$437,585,868
Gross tax appreciation of investments	$219,178,777
Gross tax depreciation of investments	(1,160,026)
Net tax appreciation (depreciation) of investments	$218,018,751
Undistributed ordinary income	$29,656,722
Accumulated long-term gains	$12,998,020
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$14.23	(0.04)	4.20	4.16	—	(2.11)	(2.11)	$16.28	30.90%	1.00%	1.01%	(0.28)%	(0.29)%	191%	$84,221
2020	$12.29	(0.01)	2.64	2.63	—	(0.69)	(0.69)	$14.23	22.14%	1.01%	1.02%	(0.09)%	(0.10)%	137%	$73,179
2019	$13.13	0.03	0.65	0.68	(0.04)	(1.48)	(1.52)	$12.29	6.76%	1.02%	1.02%	0.23%	0.23%	115%	$114,600
2018	$11.41	0.03	2.10	2.13	(0.03)	(0.38)	(0.41)	$13.13	18.85%	1.01%	1.01%	0.22%	0.22%	105%	$120,907
2017	$9.49	0.05	1.92	1.97	(0.05)	—	(0.05)	$11.41	20.83%	1.02%	1.02%	0.51%	0.51%	131%	$106,476
G Class
2021	$14.28	0.11	4.23	4.34	(0.10)	(2.11)	(2.21)	$16.41	32.14%	0.01%	0.81%	0.71%	(0.09)%	191%	$570,115
2020	$12.31	0.12	2.66	2.78	(0.12)	(0.69)	(0.81)	$14.28	23.39%	0.01%	0.82%	0.91%	0.10%	137%	$297,903
2019	$13.14	0.15	0.65	0.80	(0.15)	(1.48)	(1.63)	$12.31	7.80%	0.01%	0.82%	1.24%	0.43%	115%	$368,540
2018	$11.41	0.15	2.10	2.25	(0.14)	(0.38)	(0.52)	$13.14	19.98%	0.07%	0.81%	1.16%	0.42%	105%	$430,102
2017	$9.49	0.08	1.92	2.00	(0.08)	—	(0.08)	$11.41	21.08%	0.82%	0.82%	0.71%	0.71%	131%	$449,768

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Disciplined Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Disciplined Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
25

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the
26

one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor
27

agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.01% to 1.00%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

28

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2021.

For corporate taxpayers, the fund hereby designates $4,401,840, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $10,462,162 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2021.

The fund hereby designates $65,822,032, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2021.

Change in Independent Registered Public Accounting Firm

On June 16, 2021, the fund’s Audit and Compliance Committee and Board of Directors approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending June 30, 2022.

During the fiscal years ended June 30, 2020 and June 30, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended June 30, 2020 and June 30, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and June 30, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93000 2108

Annual Report

June 30, 2021

NT Equity Growth Fund
G Class (ACLEX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLEX	36.39%	16.57%	13.56%	5/12/06
S&P 500 Index	—	40.79%	17.64%	14.83%	—
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2011

Value on June 30, 2021
G Class — $35,698

S&P 500 Index — $39,893

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Steven Rossi and Guan Wang

Performance Summary

NT Equity Growth returned 36.39%* for the fiscal year ended June 30, 2021, compared with the 40.79% return of its benchmark, the S&P 500 Index.

NT Equity Growth advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. NT Equity Growth’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s returns were primarily driven by stock selection decisions in the communication services and health care sectors, although positioning in the financials sector also weighed on results. Security selection in materials and an underweight position in the real estate sector contributed to relative performance.

Communication Services Stocks Detracted the Most

Stock choices in the communication services sector weighed most heavily on the fund’s results. Overweight positions to several video game makers drove detraction in the entertainment industry. Despite rising revenues, Electronic Arts’ earnings forecast weighed on investor sentiment. Take-Two Interactive Software’s stock price declined following lower quarterly sales. Lack of new game releases also disappointed investors. Positioning in the diversified telecommunication services industry also hindered the sector’s performance. For example, an overweight position in Verizon Communications was detrimental after the company’s fourth-quarter 2020 results revealed weaker-than-expected wireless subscriber growth. The investment team ultimately exited the position.

Stock selection in the health care sector also held back relative returns. Pharmaceuticals holdings were main sector detractors. Overweights to Bristol-Myers Squibb and Merck & Co. were most detrimental. Despite revenue and earnings growth, investor concern about patent expiration for a flagship drug pressured Bristol-Myers Squibb. Merck lagged behind its competitors in developing a COVID-19 vaccine and was pressured by lower demand for medication during the pandemic’s closures. The investment team ultimately liquidated the position. Being overweight to Incyte was detrimental as the biotechnology company declined amid patent protection expiration of one of its rare disease drugs. Similarly, an overweight to Cerner hurt relative performance as the health care technology company announced disappointing fourth-quarter earnings. Overweight positioning in the health care providers and services industry also detracted. Managed care company Humana declined after posting a fourth-quarter 2020 loss due to sharply higher COVID-19 treatment expenses.

Positioning in the financials sector was another source of weakness. Stock selection among capital markets companies, particularly an underweight to The Charles Schwab Corp., was detrimental as the brokerage firm advanced amid several prominent acquisitions and higher revenues from increased trading activity. Limited exposure to banks also detracted from relative performance. JPMorgan Chase & Co. rallied sharply on higher trading and advisory revenues and growing consumer banking demand. An underweight to Wells Fargo & Co. also hampered returns. The bank’s stock advanced, driven by lower credit losses and rising optimism amid the economic rebound and strong gains in corporate and investment banking and wealth management revenue. Among notable individual detractors, it hurt relative performance to be underrepresented in shares of gaming and artificial intelligence chipmaker NVIDIA. The company enjoyed solid earnings and revenue growth based on strength in data center and gaming chips.

*Fund returns would have been lower if a portion of fees had not been waived.
3

Materials and Real Estate Contributed to Returns

Stock selection in the materials sector contributed to relative performance. Rising demand for industrial metals amid the economic recovery boosted materials prices, benefiting the metals and mining industry, where the portfolio is overweight. Significant contribution came from portfolio-only positions in several steel producers, including Cleveland-Cliffs, Reliance Steel & Aluminum and Steel Dynamics. The investment team opted to lock in gains and exited all three stocks. Positioning among containers and packaging companies also served as a portfolio tailwind. Overweight positions in International Paper and WestRock bolstered relative gains. Both companies benefited from pandemic-driven demand for corrugated cardboard packaging from e-commerce companies and strong sales of paper products, particularly to processed foods and beverages makers. The position in International Paper was ultimately liquidated.

An underweight to the real estate sector also contributed to relative performance. It helped performance compared with the benchmark to not hold several equity real estate investment trusts (REITs). These declined as investors rotated out of select cellular tower and data center REIT stocks that had benefited during the pandemic’s lockdowns and transition to work from home. Not owning cell tower operators American Tower and Crown Castle International was additive to the portfolio’s relative returns. Among leading individual contributors to relative performance, it was beneficial to hold positions in semiconductor-related stocks Applied Materials and Lam Research. Chipmakers saw strong demand for their products during the lockdown and resulting recovery, while factory shutdowns and supply disruptions constrained supply. This resulted in strong pricing and performance for chipmakers such as Lam Research, and companies selling equipment and services to the industry, such as Applied Materials. Lam Research was subsequently exited.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, information technology was the portfolio’s largest absolute and relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. The consumer discretionary and communication services sectors were also areas of notable active exposure. Conversely, the portfolio’s financials sector underweight reflects a lack of opportunities that align with most factors in the team’s stock selection model. Likewise, the portfolio maintains a relative underweight position to the consumer staples sector, where investment opportunities remain limited based on the model’s factor scores.
4

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	96.9%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	0.2%

Top Five Industries	% of net assets
Software	10.1%
Semiconductors and Semiconductor Equipment	8.6%
Technology Hardware, Storage and Peripherals	6.7%
IT Services	6.3%
Health Care Providers and Services	5.8%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,157.80	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.74	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2021

	Shares	Value
COMMON STOCKS — 96.9%
Aerospace and Defense — 2.1%
Boeing Co. (The)(1)	15,431	$3,696,650
Huntington Ingalls Industries, Inc.	25,141	5,298,466
Northrop Grumman Corp.	28,423	10,329,771
Textron, Inc.	78,549	5,401,815
		24,726,702
Air Freight and Logistics — 1.2%
FedEx Corp.	49,854	14,872,944
Auto Components — 0.6%
Magna International, Inc.	81,584	7,557,942
Automobiles — 2.9%
Ford Motor Co.(1)	954,714	14,187,050
General Motors Co.(1)	94,133	5,569,849
Tesla, Inc.(1)	21,464	14,589,081
		34,345,980
Banks — 3.2%
Bank of America Corp.	344,745	14,213,837
Citigroup, Inc.	66,364	4,695,253
JPMorgan Chase & Co.	45,108	7,016,098
Wells Fargo & Co.	257,590	11,666,251
		37,591,439
Biotechnology — 3.7%
AbbVie, Inc.	121,930	13,734,195
Exelixis, Inc.(1)	270,658	4,931,389
Incyte Corp.(1)	52,906	4,450,982
Moderna, Inc.(1)	50,612	11,892,808
Vertex Pharmaceuticals, Inc.(1)	45,899	9,254,615
		44,263,989
Building Products — 1.6%
AO Smith Corp.	67,969	4,897,846
Masco Corp.	73,873	4,351,858
Owens Corning	100,905	9,878,600
		19,128,304
Capital Markets — 2.3%
Cboe Global Markets, Inc.	43,044	5,124,388
Charles Schwab Corp. (The)	83,542	6,082,693
Goldman Sachs Group, Inc. (The)	11,932	4,528,552
Morgan Stanley	128,025	11,738,612
		27,474,245
Chemicals — 1.6%
Chemours Co. (The)	150,997	5,254,696
Eastman Chemical Co.	59,602	6,958,533
Sherwin-Williams Co. (The)	24,138	6,576,398
		18,789,627
Commercial Services and Supplies — 0.5%
Waste Management, Inc.	45,160	6,327,368
7

	Shares	Value
Communications Equipment — 0.8%
Cisco Systems, Inc.	142,774	$7,567,022
Motorola Solutions, Inc.	11,145	2,416,793
		9,983,815
Construction and Engineering — 1.0%
EMCOR Group, Inc.	34,697	4,274,324
MasTec, Inc.(1)	76,794	8,147,843
		12,422,167
Consumer Finance — 0.7%
Synchrony Financial	183,257	8,891,630
Containers and Packaging — 0.5%
WestRock Co.	106,113	5,647,334
Distributors — 0.3%
LKQ Corp.(1)	69,033	3,397,804
Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(1)	50,331	13,987,991
Diversified Telecommunication Services — 0.4%
Lumen Technologies, Inc.	378,055	5,137,767
Electrical Equipment — 1.7%
Eaton Corp. plc	70,072	10,383,269
nVent Electric plc	153,318	4,789,654
Regal Beloit Corp.	39,958	5,334,793
		20,507,716
Electronic Equipment, Instruments and Components — 0.6%
SYNNEX Corp.	54,219	6,601,705
Entertainment — 1.3%
Electronic Arts, Inc.	38,712	5,567,947
Take-Two Interactive Software, Inc.(1)	27,495	4,867,165
Walt Disney Co. (The)(1)	29,091	5,113,325
		15,548,437
Equity Real Estate Investment Trusts (REITs) — 1.6%
Iron Mountain, Inc.	10,064	425,908
Prologis, Inc.	103,073	12,320,316
Simon Property Group, Inc.	48,924	6,383,604
		19,129,828
Food and Staples Retailing — 0.5%
Walmart, Inc.	40,081	5,652,223
Food Products — 1.2%
Tyson Foods, Inc., Class A	190,746	14,069,425
Health Care Equipment and Supplies — 1.1%
Danaher Corp.	47,238	12,676,790
Health Care Providers and Services — 5.8%
AMN Healthcare Services, Inc.(1)	78,913	7,652,983
CVS Health Corp.	74,611	6,225,542
HCA Healthcare, Inc.	76,378	15,790,388
Humana, Inc.	22,212	9,833,697
Laboratory Corp. of America Holdings(1)	710	195,853
McKesson Corp.	49,737	9,511,704
Molina Healthcare, Inc.(1)	27,874	7,053,794
UnitedHealth Group, Inc.	30,735	12,307,523
		68,571,484
8

	Shares	Value
Health Care Technology — 0.4%
Cerner Corp.	55,975	$4,375,006
Hotels, Restaurants and Leisure — 0.3%
Yum! Brands, Inc.	36,505	4,199,170
Household Durables — 0.8%
Mohawk Industries, Inc.(1)	46,683	8,972,006
Industrial Conglomerates — 0.9%
3M Co.	52,136	10,355,774
Interactive Media and Services — 5.7%
Alphabet, Inc., Class A(1)	16,199	39,554,556
Facebook, Inc., Class A(1)	79,927	27,791,417
		67,345,973
Internet and Direct Marketing Retail — 3.2%
Amazon.com, Inc.(1)	10,990	37,807,358
IT Services — 6.3%
Accenture plc, Class A	82,804	24,409,791
Akamai Technologies, Inc.(1)	101,544	11,840,031
Amdocs Ltd.	101,842	7,878,497
Cognizant Technology Solutions Corp., Class A	71,036	4,919,953
International Business Machines Corp.	78,904	11,566,538
PayPal Holdings, Inc.(1)	51,059	14,882,677
		75,497,487
Leisure Products — 0.2%
Polaris, Inc.	21,644	2,964,362
Machinery — 0.9%
AGCO Corp.	32,025	4,175,419
Timken Co. (The)	77,400	6,237,666
		10,413,085
Media — 3.6%
Altice USA, Inc., Class A(1)	310,089	10,586,439
AMC Networks, Inc., Class A(1)	41,521	2,773,603
Charter Communications, Inc., Class A(1)	16,854	12,159,318
Comcast Corp., Class A	311,210	17,745,194
		43,264,554
Multiline Retail — 1.4%
Target Corp.	67,477	16,311,890
Oil, Gas and Consumable Fuels — 1.1%
Chevron Corp.	123,003	12,883,334
Paper and Forest Products — 0.2%
Louisiana-Pacific Corp.	33,817	2,038,827
Pharmaceuticals — 2.5%
Bristol-Myers Squibb Co.	230,227	15,383,768
Johnson & Johnson	28,968	4,772,189
Pfizer, Inc.	235,582	9,225,391
		29,381,348
Professional Services — 0.2%
Robert Half International, Inc.	32,414	2,883,874
Road and Rail — 0.7%
Landstar System, Inc.	12,761	2,016,493
Ryder System, Inc.	85,764	6,374,838
		8,391,331
9

	Shares	Value
Semiconductors and Semiconductor Equipment — 8.6%
Applied Materials, Inc.	108,391	$15,434,878
Broadcom, Inc.	31,677	15,104,861
Intel Corp.	187,134	10,505,703
Micron Technology, Inc.(1)	132,346	11,246,763
NVIDIA Corp.	7,955	6,364,796
NXP Semiconductors NV	64,588	13,287,043
Qorvo, Inc.(1)	48,651	9,518,568
QUALCOMM, Inc.	87,153	12,456,778
STMicroelectronics NV, (New York)	96,779	3,520,820
Synaptics, Inc.(1)	35,998	5,600,569
		103,040,779
Software — 10.1%
Adobe, Inc.(1)	2,064	1,208,761
Autodesk, Inc.(1)	16,662	4,863,638
Dropbox, Inc., Class A(1)	210,746	6,387,711
Fortinet, Inc.(1)	29,891	7,119,737
HubSpot, Inc.(1)	8,056	4,694,393
Microsoft Corp.	251,572	68,150,855
Oracle Corp. (New York)	171,137	13,321,304
Palo Alto Networks, Inc.(1)	11,637	4,317,909
salesforce.com, Inc.(1)	40,371	9,861,424
		119,925,732
Specialty Retail — 4.5%
AutoNation, Inc.(1)	36,158	3,428,140
Best Buy Co., Inc.	91,027	10,466,284
Home Depot, Inc. (The)	50,024	15,952,153
L Brands, Inc.	47,082	3,392,729
Lithia Motors, Inc., Class A	12,445	4,276,600
Lowe's Cos., Inc.	56,239	10,908,679
RH(1)	4,425	3,004,575
Williams-Sonoma, Inc.	13,880	2,215,942
		53,645,102
Technology Hardware, Storage and Peripherals — 6.7%
Apple, Inc.	410,790	56,261,799
HP, Inc.	181,069	5,466,473
Logitech International SA	37,076	4,483,230
NetApp, Inc.	58,361	4,775,097
Seagate Technology Holdings plc	106,853	9,395,584
		80,382,183
Textiles, Apparel and Luxury Goods — 0.2%
Crocs, Inc.(1)	23,233	2,707,109
TOTAL COMMON STOCKS (Cost $898,911,878)		1,154,090,940
TEMPORARY CASH INVESTMENTS — 2.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $11,104,203), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $10,886,044)		10,886,041
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.125%, 2/15/43, valued at $18,510,999), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $18,148,010)		18,148,000
10

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,434,574	$5,434,574
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,468,615)		34,468,615
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $933,380,493)		1,188,559,555
OTHER ASSETS AND LIABILITIES — 0.2%		2,675,702
TOTAL NET ASSETS — 100.0%		$1,191,235,257

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
S&P 500 E-Mini	114	September 2021	$24,445,020	$428,959

^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

JUNE 30, 2021
Assets
Investment securities, at value (cost of $933,380,493)	$1,188,559,555
Deposits with broker for futures contracts	1,243,000
Receivable for investments sold	23,699,636
Dividends and interest receivable	423,819
1,213,926,010

Liabilities
Payable for investments purchased	20,899,675
Payable for capital shares redeemed	1,783,293
Payable for variation margin on futures contracts	7,785
22,690,753

Net Assets	$1,191,235,257

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,300,000,000
Shares outstanding	92,137,439

Net Asset Value Per Share	$12.93

Net Assets Consist of:
Capital (par value and paid-in surplus)	$770,129,529
Distributable earnings	421,105,728
$1,191,235,257

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED JUNE 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,386)	$16,316,151
Interest	5,913
16,322,064

Expenses:
Management fees	4,732,165
Directors' fees and expenses	70,321
Other expenses	3,992
4,806,478
Fees waived	(4,732,165)
74,313

Net investment income (loss)	16,247,751

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	171,141,523
Futures contract transactions	4,676,238
175,817,761

Change in net unrealized appreciation (depreciation) on:
Investments	125,889,819
Futures contracts	319,259
126,209,078

Net realized and unrealized gain (loss)	302,026,839

Net Increase (Decrease) in Net Assets Resulting from Operations	$318,274,590

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2021 AND JUNE 30, 2020
Increase (Decrease) in Net Assets	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$16,247,751	$15,555,257
Net realized gain (loss)	175,817,761	295,927,221
Change in net unrealized appreciation (depreciation)	126,209,078	(228,946,254)
Net increase (decrease) in net assets resulting from operations	318,274,590	82,536,224

Distributions to Shareholders
From earnings	(122,280,158)	(159,452,313)

Capital Share Transactions
Proceeds from shares sold	456,896,536	30,112,019
Proceeds from reinvestment of distributions	122,280,158	159,452,313
Payments for shares redeemed	(159,925,104)	(958,021,793)
Net increase (decrease) in net assets from capital share transactions	419,251,590	(768,457,461)

Net increase (decrease) in net assets	615,246,022	(845,373,550)

Net Assets
Beginning of period	575,989,235	1,421,362,785
End of period	$1,191,235,257	$575,989,235

Transactions in Shares of the Fund
Sold	40,712,050	2,954,313
Issued in reinvestment of distributions	10,973,112	14,469,417
Redeemed	(13,463,901)	(72,058,057)
Net increase (decrease) in shares of the fund	38,221,261	(54,634,327)

See Notes to Financial Statements.
14

Notes to Financial Statements

JUNE 30, 2021

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
15

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 55% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended June 30, 2021 was 0.45% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $24,325,480 and $31,078,303, respectively. The effect of interfund transactions on the Statement of Operations was $923,462 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended June 30, 2021 were $1,943,974,426 and $2,055,950,388, respectively.

On July 29, 2020, the fund received investment securities valued at $401,649,235 from a purchase in kind from other products managed by the fund's investment advisor. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,154,090,940	—	—
Temporary Cash Investments	5,434,574	$29,034,041	—
	$1,159,525,514	$29,034,041	—
Other Financial Instruments
Futures Contracts	$428,959	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $12,604,926 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as a liability of $7,785 in payable for variation margin on futures contracts.* For the year ended June 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $4,676,238 in net realized gain (loss) on futures contract transactions and $319,259 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

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8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$25,887,749	$15,643,887
Long-term capital gains	$96,392,409	$143,808,426

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$936,179,409
Gross tax appreciation of investments	$266,047,797
Gross tax depreciation of investments	(13,667,651)
Net tax appreciation (depreciation) of investments	$252,380,146
Undistributed ordinary income	$113,129,294
Accumulated long-term gains	$55,596,288

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$10.68	0.18	3.47	3.65	(0.16)	(1.24)	(1.40)	$12.93	36.39%	0.01%	0.46%	1.54%	1.09%	189%	$1,191,235
2020	$13.09	0.21	0.71	0.92	(0.25)	(3.08)	(3.33)	$10.68	6.58%	0.01%	0.47%	1.69%	1.23%	108%	$575,989
2019	$14.02	0.25	0.64	0.89	(0.24)	(1.58)	(1.82)	$13.09	8.05%	0.01%	0.47%	1.89%	1.43%	84%	$1,421,363
2018	$13.03	0.27	1.79	2.06	(0.26)	(0.81)	(1.07)	$14.02	16.11%	0.04%	0.46%	1.93%	1.51%	83%	$1,672,840
2017	$11.20	0.19	1.83	2.02	(0.19)	—	(0.19)	$13.03	18.09%	0.47%	0.47%	1.54%	1.54%	88%	$1,771,561

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Equity Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2021.

For corporate taxpayers, the fund hereby designates $14,533,697, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $97,560,351, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2021.

The fund hereby designates $13,451,102 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2021.

The fund utilized earnings and profits of $3,615,379 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Change in Independent Registered Public Accounting Firm

On June 16, 2021, the fund’s Audit and Compliance Committee and Board of Directors approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending June 30, 2022.

During the fiscal years ended June 30, 2020 and June 30, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended June 30, 2020 and June 30, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and June 30, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92997 2108

Annual Report

June 30, 2021

Small Company Fund
Investor Class (ASQIX)
I Class (ASCQX)
A Class (ASQAX)
C Class (ASQCX)
R Class (ASCRX)
R5 Class (ASQGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied as Optimism Prevailed

The reporting period began with global financial markets experiencing a sweeping recovery from the initial—and severe—effects of the COVID-19 pandemic. Swift and significant action from central banks and federal governments in early 2020 helped reignite investor confidence in the markets and bolster the economic backdrop. These positive influences generally persisted through the second half of 2020, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In the U.S., improving data on manufacturing, employment and housing, along with a late-2020 federal coronavirus aid package and positive vaccine developments, helped sustain the optimism into the new year. Furthermore, political clarity emerged following the January U.S. Senate run-off elections in Georgia, setting the stage for another federal aid package, which passed in March. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Overall, despite lingering challenges, corporate earnings generally rallied, and global stocks delivered stellar 12-month returns. The U.S. broadly outperformed other developed markets, with the S&P 500 Index returning more than 40% and small caps (Russell 2000 Index) gaining 62%. The broad economic recovery combined with ongoing monetary and fiscal support, reopenings and soaring commodity prices eventually drove inflation and government bond yields higher. U.S. Treasuries and other perceived safe-haven investments, including gold, declined for the period.

The Return to Normal Will Shape Market Dynamics

The return to pre-pandemic life is progressing. As the U.S. economy continues to rebuild from shutdown-related losses, investors likely will face renewed opportunities and challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and the effects of fiscal and monetary policy likely will be among the factors swaying market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	60.46%	13.28%	10.94%	—	7/31/98
Russell 2000 Index	—	62.03%	16.46%	12.33%	—	—
I Class	ASCQX	60.82%	13.51%	11.17%	—	10/1/99
A Class	ASQAX					9/7/00
No sales charge		60.14%	13.01%	10.68%	—
With sales charge		50.91%	11.68%	10.03%	—
C Class	ASQCX	58.87%	12.15%	9.85%	—	3/1/10
R Class	ASCRX	59.74%	12.72%	10.41%	—	8/29/03
R5 Class	ASQGX	60.77%	—	—	11.34%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2021
Investor Class — $28,272

Russell 2000 Index — $32,005

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.87%	0.67%	1.12%	1.87%	1.37%	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Steven Rossi and Guan Wang
Performance Summary

Small Company returned 60.46%* for the fiscal year ended June 30, 2021, compared with the 62.03% return of its benchmark, the Russell 2000 Index.

Small Company advanced strongly during the fiscal year, but underperformed its benchmark, the Russell 2000 Index. Small Company’s stock selection process incorporates factors of valuation, quality, growth and sentiment, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s underperformance compared with the benchmark was primarily driven by stock selection decisions in the information technology and materials sectors, although communication services and consumer discretionary holdings also weighed on relative results. Security selection in financials and an underweight position in the utilities sector contributed to relative performance.

Stock Choices Across Several Sectors Detracted From Relative Returns

Stock choices were the largest driver of the fund’s 12-month relative results. Security selections in the information technology sector detracted most from performance, primarily within the software industry. Overweight positions to Box and Model N were significant detractors from the sector’s performance compared with the benchmark. Cloud storage provider Box reported sluggish sales despite significant marketing and sales spending. Model N, which provides revenue management software to pharmaceuticals and other health care-related companies, declined on management’s disappointing revenue projections. The IT services industry was also an area of weakness, led by an overweight position in MAXIMUS. Although the provider of government health and human services reported solid revenue and earnings growth, its stock price declined amid lower federal services segment revenues, driven by a decline in census contracts. The investment team ultimately exited its position in MAXIMUS.

Stock selection in the materials sector also served as a portfolio headwind, particularly holdings in the metals and mining industry. Overweights to Commercial Metals and Materion were detrimental, as these stocks performed very well in absolute terms but lagged the benchmark. Not owning several steel producers, including Alcoa and United States Steel, also weighed on the industry’s relative results as rising demand for industrial metals amid the economic recovery boosted materials prices. The communication services sector also hampered performance, most notably in the entertainment industry. Not holding AMC Entertainment Holdings was detrimental. The stock price of the movie theater chain surged when retail investors drove up the stock prices of several companies widely shorted by hedge funds. In the consumer discretionary sector, not owning Caesars Entertainment in the hotels, restaurants and leisure industry detracted from relative performance. The casino operator benefited from increased leisure travel as vaccination rates rose. Among notable individual detractors, it hurt relative performance to not own videogame retailer GameStop. The company’s stock rallied strongly during the retail investor-driven meme stock frenzy in early 2021.

Financials Sector Stocks Contributed

Security selection in the financials sector contributed to the portfolio’s relative returns. Insurance company stocks were particularly beneficial. An overweight position in National General Holdings was a leading sector outperformer. The property and casualty insurance company was acquired by The Allstate Corporation for $4 billion. The investment team liquidated the position.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Capital markets stocks also added value. A portfolio-only investment in Evercore bolstered the fund’s returns. The investment banking advisory firm benefited from a sharp rise in restructuring and debt advisory deals due to the pandemic. In early 2021, the company posted record quarterly results, driven by strength in mergers and acquisitions and initial public offering services.

An underweight position in utilities also served as a portfolio tailwind, as the highly capital-intensive, interest rate-sensitive sector underperformed. But long-term rates rose sharply during the period as investors priced in a sharp economic rebound, weighing on the sector. In addition, utilities are perceived to be comparatively safe investments relative to the broader market because of their historically stable cash flows and higher dividend payouts. In that environment, utilities lagged as investors preferred more economically sensitive stocks. Among leading individual contributors to relative performance, it was beneficial to hold a portfolio-only position in Novocure. The health care company announced positive late-stage clinical trial data of a device that uses electrical fields to treat lung cancer. An overweight to Shutterstock was also beneficial. The stock photography provider posted strong earnings and revenue growth as digitization drives companies to increase their online presence and use more stock video and photography images.

Portfolio Positioning

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time.

At period-end, the industrials sector was the portfolio’s largest absolute and relative weighting as the investment team’s screens identified a significant number of opportunities in the sector. The consumer discretionary sector was also an area of notable active exposure based on attractive factor profiles. Conversely, the portfolio’s health care sector underweight reflects more limited opportunities that align with the team’s stock selection model. Likewise, the team significantly reduced exposure to consumer staples, repositioning the sector from an overweight to an underweight position based on less compelling factor scores based on our model.
6

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	96.0%
Temporary Cash Investments	4.6%
Temporary Cash Investments - Securities Lending Collateral	0.5%
Other Assets and Liabilities	(1.1)%

Top Five Industries	% of net assets
Software	6.9%
Commercial Services and Supplies	6.2%
Capital Markets	5.5%
Biotechnology	5.5%
Specialty Retail	5.3%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,197.90	$4.63	0.85%
I Class	$1,000	$1,199.40	$3.54	0.65%
A Class	$1,000	$1,197.10	$5.99	1.10%
C Class	$1,000	$1,191.80	$10.05	1.85%
R Class	$1,000	$1,195.40	$7.35	1.35%
R5 Class	$1,000	$1,199.30	$3.54	0.65%
Hypothetical
Investor Class	$1,000	$1,020.58	$4.26	0.85%
I Class	$1,000	$1,021.57	$3.26	0.65%
A Class	$1,000	$1,019.34	$5.51	1.10%
C Class	$1,000	$1,015.62	$9.25	1.85%
R Class	$1,000	$1,018.10	$6.76	1.35%
R5 Class	$1,000	$1,021.57	$3.26	0.65%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

JUNE 30, 2021

	Shares	Value
COMMON STOCKS — 96.0%
Aerospace and Defense — 0.7%
Axon Enterprise, Inc.(1)	3,482	$615,618
Moog, Inc., Class A	10,375	872,122
		1,487,740
Air Freight and Logistics — 0.4%
Echo Global Logistics, Inc.(1)	27,152	834,653
Airlines — 0.2%
Spirit Airlines, Inc.(1)	12,367	376,452
Auto Components — 1.5%
American Axle & Manufacturing Holdings, Inc.(1)	36,038	372,993
Cooper-Standard Holdings, Inc.(1)	11,586	335,994
LCI Industries	4,893	643,038
Modine Manufacturing Co.(1)	36,384	603,611
Patrick Industries, Inc.	9,238	674,374
Stoneridge, Inc.(1)	21,969	648,085
		3,278,095
Automobiles — 0.2%
Winnebago Industries, Inc.	8,076	548,845
Banks — 4.3%
Bancorp, Inc. (The)(1)	23,630	543,726
Bank of NT Butterfield & Son Ltd. (The)	29,310	1,039,039
Cathay General Bancorp	23,457	923,268
Community Bank System, Inc.	7,273	550,202
Enterprise Financial Services Corp.	12,612	585,071
First Citizens BancShares, Inc., Class A	976	812,754
First Merchants Corp.	14,662	610,966
Hilltop Holdings, Inc.	24,622	896,241
Independent Bank Group, Inc.	9,034	668,335
International Bancshares Corp.	7,751	332,828
Park National Corp.	3,053	358,483
Texas Capital Bancshares, Inc.(1)	133	8,444
United Bankshares, Inc.	8,047	293,716
United Community Banks, Inc.	22,665	725,507
Western Alliance Bancorp	13,254	1,230,634
		9,579,214
Beverages — 0.3%
Coca-Cola Consolidated, Inc.	1,544	620,889
Biotechnology — 5.5%
Blueprint Medicines Corp.(1)	14,532	1,278,235
CareDx, Inc.(1)	18,952	1,734,487
Dicerna Pharmaceuticals, Inc.(1)	30,170	1,125,944
Emergent BioSolutions, Inc.(1)	9,700	611,003
Ironwood Pharmaceuticals, Inc.(1)	163,814	2,108,286
Myriad Genetics, Inc.(1)	23,772	726,948
Natera, Inc.(1)	4,646	527,460
Novavax, Inc.(1)	4,563	968,771
Radius Health, Inc.(1)	44,052	803,508
10

	Shares	Value
Sangamo Therapeutics, Inc.(1)	17,707	$211,953
Ultragenyx Pharmaceutical, Inc.(1)	5,723	545,688
Vanda Pharmaceuticals, Inc.(1)	51,909	1,116,563
Vericel Corp.(1)(2)	9,974	523,635
		12,282,481
Building Products — 2.0%
Apogee Enterprises, Inc.	13,284	541,057
Builders FirstSource, Inc.(1)	13,746	586,404
Griffon Corp.	20,914	536,026
Masonite International Corp.(1)	2,407	269,078
PGT Innovations, Inc.(1)	17,551	407,710
Quanex Building Products Corp.	16,894	419,647
Simpson Manufacturing Co., Inc.	6,929	765,239
Trex Co., Inc.(1)	9,775	999,103
		4,524,264
Capital Markets — 5.5%
Artisan Partners Asset Management, Inc., Class A	34,756	1,766,300
B. Riley Financial, Inc.	13,283	1,002,867
Cohen & Steers, Inc.	8,320	682,989
Evercore, Inc., Class A	17,556	2,471,358
Federated Hermes, Inc.	60,150	2,039,686
Hamilton Lane, Inc., Class A	6,246	569,136
Moelis & Co., Class A	10,647	605,708
Piper Sandler Cos.	3,066	397,231
PJT Partners, Inc., Class A	38,514	2,749,129
		12,284,404
Chemicals — 0.3%
Minerals Technologies, Inc.	8,709	685,137
Commercial Services and Supplies — 6.2%
ABM Industries, Inc.	55,249	2,450,293
Casella Waste Systems, Inc., Class A(1)	10,858	688,723
Cimpress plc(1)	19,501	2,114,103
Deluxe Corp.	11,795	563,447
Healthcare Services Group, Inc.	64,060	2,022,374
Herman Miller, Inc.	21,676	1,021,807
HNI Corp.	46,499	2,044,561
Interface, Inc.	72,235	1,105,196
Matthews International Corp., Class A	15,218	547,239
MSA Safety, Inc.	4,899	811,177
Viad Corp.(1)	10,319	514,402
		13,883,322
Communications Equipment — 1.2%
Calix, Inc.(1)	5,805	275,737
Extreme Networks, Inc.(1)	90,835	1,013,719
Lumentum Holdings, Inc.(1)	6,166	505,797
Plantronics, Inc.(1)	21,142	882,256
		2,677,509
Construction and Engineering — 1.5%
Comfort Systems USA, Inc.	4,019	316,657
EMCOR Group, Inc.	7,980	983,056
Granite Construction, Inc.	13,624	565,805
MasTec, Inc.(1)	10,143	1,076,172
11

	Shares	Value
Tutor Perini Corp.(1)	22,234	$307,941
		3,249,631
Construction Materials — 0.5%
Summit Materials, Inc., Class A(1)	30,745	1,071,463
Consumer Finance — 1.0%
Green Dot Corp., Class A(1)	10,973	514,085
PROG Holdings, Inc.	37,868	1,822,587
		2,336,672
Diversified Consumer Services — 0.6%
H&R Block, Inc.	42,727	1,003,230
WW International, Inc.(1)	10,786	389,806
		1,393,036
Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	10,669	820,339
Electrical Equipment — 2.6%
Acuity Brands, Inc.	8,679	1,623,233
Atkore, Inc.(1)	14,346	1,018,566
AZZ, Inc.	5,565	288,156
GrafTech International Ltd.	107,069	1,244,142
Plug Power, Inc.(1)	47,812	1,634,692
		5,808,789
Electronic Equipment, Instruments and Components — 0.9%
OSI Systems, Inc.(1)	6,303	640,637
Sanmina Corp.(1)	7,931	308,992
ScanSource, Inc.(1)	13,834	389,150
SYNNEX Corp.	5,734	698,172
		2,036,951
Energy Equipment and Services — 2.0%
Archrock, Inc.	62,161	553,854
Cactus, Inc., Class A	14,496	532,293
ChampionX Corp.(1)	47,055	1,206,961
Liberty Oilfield Services, Inc., Class A(1)	32,522	460,512
NexTier Oilfield Solutions, Inc.(1)	43,838	208,669
Patterson-UTI Energy, Inc.	77,870	774,028
ProPetro Holding Corp.(1)	86,601	793,265
		4,529,582
Entertainment — 0.7%
World Wrestling Entertainment, Inc., Class A	26,637	1,542,016
Equity Real Estate Investment Trusts (REITs) — 2.5%
American Assets Trust, Inc.	8,182	305,107
CareTrust REIT, Inc.	27,977	649,906
Equity Lifestyle Properties, Inc.	3,922	291,444
LTC Properties, Inc.	11,648	447,167
Omega Healthcare Investors, Inc.	21,635	785,134
PotlatchDeltic Corp.	24,939	1,325,508
PS Business Parks, Inc.	4,294	635,855
Retail Opportunity Investments Corp.	22,261	393,129
Retail Properties of America, Inc., Class A	28,782	329,554
Sunstone Hotel Investors, Inc.(1)	35,274	438,103
		5,600,907
Food Products — 0.6%
Freshpet, Inc.(1)	6,651	1,083,847
12

	Shares	Value
Lancaster Colony Corp.	1,853	$358,574
		1,442,421
Health Care Equipment and Supplies — 3.0%
AtriCure, Inc.(1)	9,034	716,667
Cardiovascular Systems, Inc.(1)	6,332	270,060
Cerus Corp.(1)	114,060	674,095
iRhythm Technologies, Inc.(1)	1,882	124,871
Nevro Corp.(1)	3,616	599,497
Novocure Ltd.(1)	8,064	1,788,756
NuVasive, Inc.(1)	8,122	550,509
STAAR Surgical Co.(1)	5,399	823,347
STERIS plc	2,190	451,797
Tactile Systems Technology, Inc.(1)	9,132	474,864
Tandem Diabetes Care, Inc.(1)	2,182	212,527
		6,686,990
Health Care Providers and Services — 2.2%
Amedisys, Inc.(1)	2,982	730,381
LHC Group, Inc.(1)	8,463	1,694,800
ModivCare, Inc.(1)	3,781	643,035
Tenet Healthcare Corp.(1)	14,892	997,615
Tivity Health, Inc.(1)	34,287	902,091
		4,967,922
Health Care Technology — 1.0%
Inspire Medical Systems, Inc.(1)	3,769	728,397
Phreesia, Inc.(1)	11,963	733,332
Vocera Communications, Inc.(1)	18,876	752,208
		2,213,937
Hotels, Restaurants and Leisure — 1.9%
Denny's Corp.(1)	25,339	417,840
International Game Technology plc(1)	18,406	441,008
Jack in the Box, Inc.	5,137	572,467
Scientific Games Corp., Class A(1)	11,363	879,951
SeaWorld Entertainment, Inc.(1)	9,215	460,197
Wingstop, Inc.	9,154	1,442,945
		4,214,408
Household Durables — 1.1%
Installed Building Products, Inc.	9,476	1,159,483
KB Home	5,776	235,199
Taylor Morrison Home Corp.(1)	24,275	641,346
Tri Pointe Homes, Inc.(1)	23,047	493,897
		2,529,925
Household Products — 0.3%
Central Garden & Pet Co., Class A(1)	13,424	648,379
Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy, Inc., Class C	13,538	358,486
Insurance — 1.0%
Enstar Group Ltd.(1)	5,756	1,375,223
Goosehead Insurance, Inc., Class A	4,073	518,493
United Fire Group, Inc.	13,937	386,473
		2,280,189
Interactive Media and Services — 1.0%
Cargurus, Inc.(1)	37,344	979,533
13

	Shares	Value
Cars.com, Inc.(1)	38,117	$546,217
Yelp, Inc.(1)	15,117	604,075
		2,129,825
Internet and Direct Marketing Retail — 1.6%
Shutterstock, Inc.	18,838	1,849,326
Stamps.com, Inc.(1)	9,068	1,816,230
		3,665,556
IT Services — 1.3%
CSG Systems International, Inc.	31,646	1,493,058
Rackspace Technology, Inc.(1)	67,390	1,321,518
		2,814,576
Leisure Products — 0.3%
Malibu Boats, Inc., Class A(1)	3,618	265,308
YETI Holdings, Inc.(1)	3,972	364,709
		630,017
Life Sciences Tools and Services — 1.2%
Medpace Holdings, Inc.(1)	6,575	1,161,342
Pacific Biosciences of California, Inc.(1)	46,761	1,635,232
		2,796,574
Machinery — 3.0%
Albany International Corp., Class A	3,870	345,436
Astec Industries, Inc.	6,525	410,683
EnPro Industries, Inc.	8,100	786,915
Hillenbrand, Inc.	20,595	907,828
Hydrofarm Holdings Group, Inc.(1)(2)	19,021	1,124,331
Mueller Industries, Inc.	36,621	1,586,056
Tennant Co.	5,867	468,480
Timken Co. (The)	12,658	1,020,108
		6,649,837
Media — 0.9%
AMC Networks, Inc., Class A(1)	14,531	970,671
iHeartMedia, Inc., Class A(1)	37,051	997,783
		1,968,454
Metals and Mining — 1.6%
Allegheny Technologies, Inc.(1)	37,478	781,416
Commercial Metals Co.	42,692	1,311,498
Kaiser Aluminum Corp.	5,907	729,456
Materion Corp.	10,503	791,401
		3,613,771
Multiline Retail — 0.3%
Big Lots, Inc.	10,007	660,562
Oil, Gas and Consumable Fuels — 3.6%
DHT Holdings, Inc.	130,273	845,472
Magnolia Oil & Gas Corp., Class A(1)	66,168	1,034,206
Ovintiv, Inc.	64,506	2,030,004
PBF Energy, Inc., Class A(1)	27,537	421,316
PDC Energy, Inc.	19,598	897,392
Renewable Energy Group, Inc.(1)	10,290	641,479
Scorpio Tankers, Inc.	29,681	654,466
SFL Corp. Ltd.	71,113	544,014
Targa Resources Corp.	14,279	634,702
14

	Shares	Value
World Fuel Services Corp.	13,076	$414,901
		8,117,952
Paper and Forest Products — 0.5%
Neenah, Inc.	8,371	419,973
Schweitzer-Mauduit International, Inc.	19,355	781,555
		1,201,528
Personal Products — 0.5%
Edgewell Personal Care Co.	6,052	265,683
Medifast, Inc.	1,878	531,436
USANA Health Sciences, Inc.(1)	2,918	298,891
		1,096,010
Pharmaceuticals — 1.4%
Amphastar Pharmaceuticals, Inc.(1)	89,139	1,797,042
Collegium Pharmaceutical, Inc.(1)	15,327	362,331
Corcept Therapeutics, Inc.(1)	30,382	668,404
Supernus Pharmaceuticals, Inc.(1)	12,666	389,986
		3,217,763
Professional Services — 2.5%
ASGN, Inc.(1)	25,205	2,443,121
Kelly Services, Inc., Class A(1)	36,109	865,533
TriNet Group, Inc.(1)	6,515	472,207
TrueBlue, Inc.(1)	20,423	574,090
Upwork, Inc.(1)	19,521	1,137,879
		5,492,830
Real Estate Management and Development — 1.2%
Cushman & Wakefield plc(1)	16,301	284,779
eXp World Holdings, Inc.(1)	29,807	1,155,617
Realogy Holdings Corp.(1)	42,804	779,889
Redfin Corp.(1)	8,744	554,457
		2,774,742
Semiconductors and Semiconductor Equipment — 2.2%
Ambarella, Inc.(1)	5,421	578,041
Axcelis Technologies, Inc.(1)	6,731	272,067
Cirrus Logic, Inc.(1)	3,852	327,882
Diodes, Inc.(1)	5,924	472,557
Enphase Energy, Inc.(1)	3,427	629,300
FormFactor, Inc.(1)	19,704	718,408
MaxLinear, Inc.(1)	15,216	646,528
Silicon Laboratories, Inc.(1)	1,080	165,510
Ultra Clean Holdings, Inc.(1)	10,380	557,614
Veeco Instruments, Inc.(1)	21,742	522,678
		4,890,585
Software — 6.9%
Appfolio, Inc., Class A(1)	2,314	326,737
Box, Inc., Class A(1)	83,112	2,123,511
ChannelAdvisor Corp.(1)	11,457	280,811
Cloudera, Inc.(1)	57,170	906,716
CommVault Systems, Inc.(1)	17,544	1,371,414
Digital Turbine, Inc.(1)	14,062	1,069,134
Five9, Inc.(1)	5,376	985,905
j2 Global, Inc.(1)	17,529	2,411,114
Mitek Systems, Inc.(1)	29,241	563,182
15

	Shares	Value
Model N, Inc.(1)	23,924	$819,875
Momentive Global, Inc.(1)	48,010	1,011,571
Progress Software Corp.	5,999	277,454
Qualys, Inc.(1)	6,079	612,094
RingCentral, Inc., Class A(1)	2,288	664,847
SPS Commerce, Inc.(1)	1,669	166,650
Workiva, Inc.(1)	5,490	611,202
Zendesk, Inc.(1)	6,121	883,505
Zuora, Inc., Class A(1)	18,771	323,800
		15,409,522
Specialty Retail — 5.3%
Abercrombie & Fitch Co., Class A(1)	20,075	932,082
American Eagle Outfitters, Inc.	20,494	769,140
Bed Bath & Beyond, Inc.(1)	9,595	319,418
Group 1 Automotive, Inc.	3,220	497,265
Guess?, Inc.	22,759	600,838
Lumber Liquidators Holdings, Inc.(1)	38,411	810,472
MarineMax, Inc.(1)	30,841	1,503,190
National Vision Holdings, Inc.(1)	14,503	741,538
ODP Corp. (The)(1)	11,461	550,243
Rent-A-Center, Inc.	11,317	600,593
RH(1)	2,954	2,005,766
Signet Jewelers Ltd.(1)	11,782	951,868
Sleep Number Corp.(1)	11,182	1,229,461
Zumiez, Inc.(1)	7,854	384,767
		11,896,641
Technology Hardware, Storage and Peripherals — 0.5%
Diebold Nixdorf, Inc.(1)	56,952	731,264
Pure Storage, Inc., Class A(1)	25,237	492,878
		1,224,142
Textiles, Apparel and Luxury Goods — 2.6%
Crocs, Inc.(1)	21,446	2,498,888
G-III Apparel Group Ltd.(1)	14,197	466,513
Kontoor Brands, Inc.	15,079	850,606
Oxford Industries, Inc.	9,490	937,992
Steven Madden Ltd.	22,534	986,088
		5,740,087
Thrifts and Mortgage Finance — 2.8%
Essent Group Ltd.	47,513	2,135,709
MGIC Investment Corp.	90,175	1,226,380
Mr. Cooper Group, Inc.(1)	18,884	624,305
NMI Holdings, Inc., Class A(1)	41,409	930,874
Radian Group, Inc.	42,915	954,859
Walker & Dunlop, Inc.	4,062	423,992
		6,296,119
Trading Companies and Distributors — 2.5%
Boise Cascade Co.	26,975	1,573,991
GMS, Inc.(1)	21,750	1,047,045
H&E Equipment Services, Inc.	22,315	742,420
Herc Holdings, Inc.(1)	10,823	1,212,934
NOW, Inc.(1)	42,947	407,567
16

	Shares	Value
Triton International Ltd.	11,475	$600,602
		5,584,559
TOTAL COMMON STOCKS (Cost $162,904,250)		214,666,700
TEMPORARY CASH INVESTMENTS — 4.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $3,326,912), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $3,261,550)		3,261,549
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $5,545,768), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $5,437,003)		5,437,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,628,244	1,628,244
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,326,793)		10,326,793
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,073,827)	1,073,827	1,073,827
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $174,304,870)		226,067,320
OTHER ASSETS AND LIABILITIES — (1.1)%		(2,409,370)
TOTAL NET ASSETS — 100.0%		$223,657,950

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
Russell 2000 E-Mini Index	68	September 2021	$7,846,520	$100,171

^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,049,005. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,073,827.

See Notes to Financial Statements.
17

Statement of Assets and Liabilities

JUNE 30, 2021
Assets
Investment securities, at value (cost of $173,231,043) — including $1,049,005 of securities on loan	$224,993,493
Investment made with cash collateral received for securities on loan, at value (cost of $1,073,827)	1,073,827
Total investment securities, at value (cost of $174,304,870)	226,067,320
Deposits with broker for futures contracts	442,000
Receivable for investments sold	9,175,519
Receivable for capital shares sold	32,693
Receivable for variation margin on futures contracts	10,880
Dividends and interest receivable	66,600
Securities lending receivable	990
235,796,002

Liabilities
Payable for collateral received for securities on loan	1,073,827
Payable for investments purchased	10,722,825
Payable for capital shares redeemed	182,213
Accrued management fees	154,286
Distribution and service fees payable	4,901
12,138,052

Net Assets	$223,657,950

Net Assets Consist of:
Capital (par value and paid-in surplus)	$161,618,055
Distributable earnings	62,039,895
$223,657,950

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$196,472,766	10,140,347	$19.38
I Class, $0.01 Par Value	$9,314,751	477,972	$19.49
A Class, $0.01 Par Value	$13,030,614	692,052	$18.83*
C Class, $0.01 Par Value	$938,962	53,177	$17.66
R Class, $0.01 Par Value	$3,496,997	191,210	$18.29
R5 Class, $0.01 Par Value	$403,860	20,703	$19.51
*Maximum offering price $19.98 (net asset value divided by 0.9425).

See Notes to Financial Statements.
18

Statement of Operations

YEAR ENDED JUNE 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,776)	$1,827,507
Securities lending, net	18,881
Interest	1,510
1,847,898

Expenses:
Management fees	1,573,200
Distribution and service fees:
A Class	27,539
C Class	8,465
R Class	22,522
Directors' fees and expenses	12,367
Other expenses	6,735
1,650,828

Net investment income (loss)	197,070

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	48,028,354
Futures contract transactions	1,569,100
49,597,454

Change in net unrealized appreciation (depreciation) on:
Investments	33,975,122
Futures contracts	(102,230)
33,872,892

Net realized and unrealized gain (loss)	83,470,346

Net Increase (Decrease) in Net Assets Resulting from Operations	$83,667,416

See Notes to Financial Statements.
19

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2021 AND JUNE 30, 2020
Increase (Decrease) in Net Assets	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$197,070	$2,169,734
Net realized gain (loss)	49,597,454	(18,438,282)
Change in net unrealized appreciation (depreciation)	33,872,892	(13,472,667)
Net increase (decrease) in net assets resulting from operations	83,667,416	(29,741,215)

Distributions to Shareholders
From earnings:
Investor Class	(324,475)	(3,031,824)
I Class	(29,013)	(156,076)
A Class	(9,995)	(31,135)
R Class	—	(14,146)
R5 Class	(654)	(2,505)
Decrease in net assets from distributions	(364,137)	(3,235,686)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(18,280,329)	(419,982,085)

Net increase (decrease) in net assets	65,022,950	(452,958,986)

Net Assets
Beginning of period	158,635,000	611,593,986
End of period	$223,657,950	$158,635,000

See Notes to Financial Statements.
20

Notes to Financial Statements

JUNE 30, 2021

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of
21

Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

22

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,073,827	—	—	—	$1,073,827
Gross amount of recognized liabilities for securities lending transactions					$1,073,827
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2021 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.85%
I Class		0.0500% to 0.1100%	0.65%
A Class		0.2500% to 0.3100%	0.85%
C Class		0.2500% to 0.3100%	0.85%
R Class		0.2500% to 0.3100%	0.85%
R5 Class		0.0500% to 0.1100%	0.65%
23

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $799,095 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $280,088 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2021 were $255,270,330 and $271,461,833, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2021		Year ended June 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		340,000,000
Sold	1,759,611	$31,125,413	5,240,049	$58,414,522
Issued in reinvestment of distributions	18,531	260,571	229,972	2,972,437
Redeemed	(2,646,959)	(39,898,893)	(37,095,980)	(464,184,870)
	(868,817)	(8,512,909)	(31,625,959)	(402,797,911)
I Class/Shares Authorized	40,000,000		35,000,000
Sold	80,819	1,362,866	397,413	5,124,981
Issued in reinvestment of distributions	2,024	28,980	11,912	155,978
Redeemed	(293,854)	(4,625,564)	(1,089,775)	(14,417,556)
	(211,011)	(3,233,718)	(680,450)	(9,136,597)
A Class/Shares Authorized	30,000,000		35,000,000
Sold	176,849	2,934,168	118,109	1,422,983
Issued in reinvestment of distributions	673	9,346	2,415	29,014
Redeemed	(226,828)	(3,596,911)	(539,724)	(6,484,672)
	(49,306)	(653,397)	(419,200)	(5,032,675)
C Class/Shares Authorized	20,000,000		15,000,000
Sold	1,663	26,524	1,479	16,998
Redeemed	(17,102)	(241,040)	(56,297)	(647,404)
	(15,439)	(214,516)	(54,818)	(630,406)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	83,546	1,250,125	157,494	1,830,770
Issued in reinvestment of distributions	—	—	1,211	13,928
Redeemed	(538,675)	(7,049,293)	(350,822)	(4,143,065)
	(455,129)	(5,799,168)	(192,117)	(2,298,367)
R5 Class/Shares Authorized	40,000,000		50,000,000
Sold	12,222	226,028	2,993	38,434
Issued in reinvestment of distributions	45	654	192	2,505
Redeemed	(5,053)	(93,303)	(10,755)	(127,068)
	7,214	133,379	(7,570)	(86,129)
Net increase (decrease)	(1,592,488)	$(18,280,329)	(32,980,114)	$(419,982,085)

25

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$214,666,700	—	—
Temporary Cash Investments	1,628,244	$8,698,549	—
Temporary Cash Investments - Securities Lending Collateral	1,073,827	—	—
	$217,368,771	$8,698,549	—
Other Financial Instruments
Futures Contracts	$100,171	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $3,380,697 futures contracts purchased.
The value of equity price risk derivative instruments as of June 30, 2021, is disclosed on the Statement of Assets and Liabilities as an asset of $10,880 in receivable for variation margin on futures contracts.* For the year ended June 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $1,569,100 in net realized gain (loss) on futures contract transactions and $(102,230) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

26

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$364,137	$3,235,686
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$175,080,248
Gross tax appreciation of investments	$55,714,328
Gross tax depreciation of investments	(4,727,256)
Net tax appreciation (depreciation) of investments	$50,987,072
Undistributed ordinary income	$1,213,223
Accumulated long-term gains	$25,813,690
Accumulated short-term capital losses	$(15,974,090)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. As a result of a shift in ownership of the fund, the utilization of the capital loss carryovers are limited annually. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$12.10	0.02	7.29	7.31	(0.03)	—	(0.03)	$19.38	60.46%	0.86%	0.13%	142%	$196,473
2020	$13.28	0.06	(1.14)	(1.08)	(0.10)	—	(0.10)	$12.10	(8.19)%	0.87%	0.45%	140%	$133,205
2019	$16.17	0.04	(1.39)	(1.35)	(0.01)	(1.53)	(1.54)	$13.28	(7.66)%	0.87%	0.30%	99%	$566,025
2018	$15.04	0.02	1.91	1.93	(0.02)	(0.78)	(0.80)	$16.17	13.18%	0.86%	0.11%	92%	$592,615
2017	$12.46	0.05	2.58	2.63	(0.05)	—	(0.05)	$15.04	21.19%	0.87%	0.37%	90%	$594,198
I Class
2021	$12.16	0.05	7.33	7.38	(0.05)	—	(0.05)	$19.49	60.82%	0.66%	0.33%	142%	$9,315
2020	$13.36	0.08	(1.14)	(1.06)	(0.14)	—	(0.14)	$12.16	(7.97)%	0.67%	0.65%	140%	$8,376
2019	$16.26	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.36	(7.50)%	0.67%	0.50%	99%	$18,293
2018	$15.11	0.05	1.92	1.97	(0.04)	(0.78)	(0.82)	$16.26	13.42%	0.66%	0.31%	92%	$27,213
2017	$12.52	0.08	2.59	2.67	(0.08)	—	(0.08)	$15.11	21.41%	0.67%	0.57%	90%	$25,863
A Class
2021	$11.77	(0.02)	7.09	7.07	(0.01)	—	(0.01)	$18.83	60.14%	1.11%	(0.12)%	142%	$13,031
2020	$12.89	0.02	(1.10)	(1.08)	(0.04)	—	(0.04)	$11.77	(8.38)%	1.12%	0.20%	140%	$8,727
2019	$15.78	—(3)	(1.36)	(1.36)	—	(1.53)	(1.53)	$12.89	(7.90)%	1.12%	0.05%	99%	$14,960
2018	$14.72	(0.02)	1.86	1.84	—	(0.78)	(0.78)	$15.78	12.90%	1.11%	(0.14)%	92%	$23,970
2017	$12.19	0.02	2.53	2.55	(0.02)	—	(0.02)	$14.72	20.85%	1.12%	0.12%	90%	$31,600

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$11.11	(0.13)	6.68	6.55	—	—	—	$17.66	58.87%	1.86%	(0.87)%	142%	$939
2020	$12.22	(0.07)	(1.04)	(1.11)	—	—	—	$11.11	(9.08)%	1.87%	(0.55)%	140%	$762
2019	$15.16	(0.10)	(1.31)	(1.41)	—	(1.53)	(1.53)	$12.22	(8.60)%	1.87%	(0.70)%	99%	$1,508
2018	$14.27	(0.13)	1.80	1.67	—	(0.78)	(0.78)	$15.16	12.01%	1.86%	(0.89)%	92%	$1,989
2017	$11.89	(0.08)	2.46	2.38	—	—	—	$14.27	20.02%	1.87%	(0.63)%	90%	$1,703
R Class
2021	$11.45	(0.05)	6.89	6.84	—	—	—	$18.29	59.74%	1.36%	(0.37)%	142%	$3,497
2020	$12.55	(0.01)	(1.07)	(1.08)	(0.02)	—	(0.02)	$11.45	(8.59)%	1.37%	(0.05)%	140%	$7,401
2019	$15.45	(0.03)	(1.34)	(1.37)	—	(1.53)	(1.53)	$12.55	(8.15)%	1.37%	(0.20)%	99%	$10,525
2018	$14.46	(0.06)	1.83	1.77	—	(0.78)	(0.78)	$15.45	12.56%	1.36%	(0.39)%	92%	$15,038
2017	$11.99	(0.02)	2.49	2.47	—	—	—	$14.46	20.60%	1.37%	(0.13)%	90%	$17,067
R5 Class
2021	$12.17	0.05	7.34	7.39	(0.05)	—	(0.05)	$19.51	60.77%	0.66%	0.33%	142%	$404
2020	$13.37	0.08	(1.14)	(1.06)	(0.14)	—	(0.14)	$12.17	(7.97)%	0.67%	0.65%	140%	$164
2019	$16.27	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.37	(7.49)%	0.67%	0.50%	99%	$282
2018	$15.12	0.06	1.90	1.96	(0.03)	(0.78)	(0.81)	$16.27	13.34%	0.66%	0.31%	92%	$213
2017(4)	$14.90	0.02	0.20	0.22	—	—	—	$15.12	1.48%	0.67%(5)	0.51%(5)	90%(6)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through June 30, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2021.

For corporate taxpayers, the fund hereby designates $364,137, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $893,720, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2021.

The fund hereby designates $418,748 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2021.

The fund utilized earnings and profits of $948,331 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Change in Independent Registered Public Accounting Firm

On June 16, 2021, the fund’s Audit and Compliance Committee and Board of Directors approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending June 30, 2022.

During the fiscal years ended June 30, 2020 and June 30, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended June 30, 2020 and June 30, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and June 30, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92992 2108

Annual Report

June 30, 2021

Utilities Fund
Investor Class (BULIX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Stocks Rallied as Optimism Prevailed

The reporting period began with global financial markets experiencing a sweeping recovery from the initial—and severe—effects of the COVID-19 pandemic. Swift and significant action from central banks and federal governments in early 2020 helped reignite investor confidence in the markets and bolster the economic backdrop. These positive influences generally persisted through the second half of 2020, despite ongoing challenges from COVID-19 and the inconsistent lifting of virus-related restrictions.

In the U.S., improving data on manufacturing, employment and housing, along with a late-2020 federal coronavirus aid package and positive vaccine developments, helped sustain the optimism into the new year. Furthermore, political clarity emerged following the January U.S. Senate run-off elections in Georgia, setting the stage for another federal aid package, which passed in March. Outside the U.S., economies recovered but at a slower pace. Virus outbreaks and slower vaccine rollouts led to lingering lockdowns in some regions.

Overall, despite lingering challenges, corporate earnings generally rallied, and global stocks delivered stellar 12-month returns. The U.S. broadly outperformed other developed markets, with the S&P 500 Index returning more than 40% and small caps (Russell 2000 Index) gaining 62%. The broad economic recovery combined with ongoing monetary and fiscal support, reopenings and soaring commodity prices eventually drove inflation and government bond yields higher. U.S. Treasuries and other perceived safe-haven investments, including gold, declined for the period.

The Return to Normal Will Shape Market Dynamics

The return to pre-pandemic life is progressing. As the U.S. economy continues to rebuild from shutdown-related losses, investors likely will face renewed opportunities and challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization, and the effects of fiscal and monetary policy likely will be among the factors swaying market dynamics.

We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2021
			Average Annual Returns
Class	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BULIX	15.95%	3.70%	7.63%	3/1/93
S&P 500 Utilities Index	—	15.77%	7.40%	10.56%	—
S&P 500 Index	—	40.79%	17.64%	14.83%	—

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2011

Value on June 30, 2021
Investor Class — $20,871

S&P 500 Utilities Index — $27,300

S&P 500 Index — $39,893

Total Annual Fund Operating Expenses
Investor Class	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

Utilities returned 15.95% for the 12 months ended June 30, 2021, compared with the 15.77% return of its benchmark, the S&P 500 Utilities Index. By comparison, the S&P 500 Index, a broad market measure, returned 40.79%.

Compared with the S&P 500 Utilities Index, the portfolio’s outperformance was largely a result of positioning among industrial equipment and services providers to the utilities sector, as well as alternative energy companies. Stock selection decisions among traditional electric utilities detracted the most from relative performance.

Solid Returns Lag an Exuberant Market

U.S. utility stocks produced solid returns during the reporting period, but lagged the sharp gains of the broader market. Market performance was influenced by first the decline and then the sharp economic rebound associated with the pandemic and resulting fiscal and monetary stimulus. In that environment, investors initially favored growth-oriented technology stocks positioned to benefit from work-from-home and related trends. Later in the reporting period, as the economy began to rebound sharply, investor preference shifted to cyclical growth companies whose revenues and earnings are closely tied to the economy. Utility stocks, in contrast, have been sought after for their historically steady, regulated earnings growth and comparatively high dividend payouts.

As the economy’s prospects increased, so too did bond yields, further limiting utilities’ appeal. Historically, when bond yields rise, utility stocks become comparatively less attractive to income-oriented investors. In addition, utilities companies can carry significant amounts of debt to finance large capital spending programs, which means higher interest rates increase their borrowing costs. These characteristics and sharply changing conditions and investor preferences explain utilities’ performance in absolute terms and relative to the broader market.

In addition, S&P Global Market Intelligence estimates that energy utility capital expenditures likely reached an all-time high in 2020. This investment is crucial to upgrade aging power generation and distribution networks, to create safer, more secure and efficient facilities, as well as to rollout more environmentally friendly production capacity. These investments are important for both the future growth of the industry and its long-term returns. That’s because utilities companies’ customer rates and return on investment are predetermined by regulators, providing a historically consistent path to growth. However, higher borrowing costs also present challenges to large capital investment programs. Finally, uncertainty around the size, impact and ultimate passage of the Biden administration’s proposed infrastructure plan also contributed to volatility in the sector.

Contributors to Return were Broad Based

Contributions to performance compared with the benchmark came from a broad range of sectors and industries. For example, the largest individual contributor was industrial company TPI Composites, a leading maker of blades for wind turbines, which benefited from increased spending on renewable power generation. Similarly, electrical equipment company Generac Holdings produced strong results amid demand for power generation and backup energy storage solutions for both residential and commercial markets. Enphase Energy, SolarEdge Technologies and Sunnova Energy International are all renewable, solar power companies, which benefited from increasing demand for alternative energy solutions. We ultimately eliminated TPI Composites, Enphase Energy, SolarEdge Technologies and Sunnova Energy, deploying that capital in stocks with more attractive risk/reward profiles. Among traditional utilities, The AES Corp. made progress upgrading its physical plant, retiring coal-powered facilities and investing in new, more environmentally and energy-efficient capacity. Natural gas distributor MDU Resources Group was another leading contributor.

4

Electric Utilities Stocks Detracted the Most

The main source of weakness relative to the benchmark was positioning among electric utilities companies. Reduced exposure to NextEra Energy, Exelon, Edison International and The Southern Co. all detracted from performance compared with the benchmark. In each case we had some exposure to the stock, but less than the index. We ultimately closed out the position in Edison International. Multi-utility NorthWestern was another key detractor. The stock was a new addition during the period, attractive for its solid operational results, but it underperformed for much of 2021 as investors sought more economically sensitive stocks.

Portfolio Positioning

Utilities employs a structured, disciplined investment approach. We incorporate both growth and valuation measures into our stock selection process and attempt to balance the portfolio’s risk and expected return. The S&P 500 Utilities Index is entirely composed of utilities sector stocks, whereas we look for opportunities more broadly in sectors and industries serving the transforming sector. For example, we hold positions in industrials sector electrical components and equipment companies, infrastructure real estate investment trusts, and information technology sector semiconductors stocks addressing the utilities market. Among traditional utilities, we are meaningfully underweight both multi-utilities and electric utilities.

5

Fund Characteristics

JUNE 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	0.1%

Top Five Sub-Industries	% of net assets
Electric Utilities	54.1%
Multi-Utilities	21.1%
Water Utilities	6.3%
Electrical Components and Equipment	4.3%
Gas Utilities	2.8%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expenses Paid During Period(1) 1/1/21 - 6/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,005.50	$3.23	0.65%
Hypothetical
Investor Class	$1,000	$1,021.57	$3.26	0.65%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

8

Schedule of Investments

JUNE 30, 2021

	Shares	Value
COMMON STOCKS — 98.5%
Application Software — 0.6%
j2 Global, Inc.(1)	13,024	$1,791,451
Cable and Satellite — 1.0%
Comcast Corp., Class A	52,767	3,008,774
Data Centers — 0.4%
Digital Realty Trust, Inc.	9,116	1,371,593
Electric Utilities — 54.1%
Alliant Energy Corp.	20,981	1,169,901
American Electric Power Co., Inc.	65,382	5,530,663
Duke Energy Corp.	323,523	31,938,191
Entergy Corp.	130,499	13,010,750
Eversource Energy	43,920	3,524,141
Exelon Corp.	141,915	6,288,254
FirstEnergy Corp.	208,415	7,755,122
Fortum Oyj	85,241	2,351,496
NextEra Energy, Inc.	553,915	40,590,891
Pinnacle West Capital Corp.	127,647	10,463,225
Portland General Electric Co.	75,892	3,497,103
PPL Corp.	498,303	13,937,535
Southern Co. (The)	247,298	14,964,002
Xcel Energy, Inc.	225,043	14,825,833
		169,847,107
Electrical Components and Equipment — 4.3%
Atkore, Inc.(1)	39,682	2,817,422
Eaton Corp. plc	14,331	2,123,568
Generac Holdings, Inc.(1)	7,822	3,247,303
Schneider Electric SE	15,418	2,430,563
Vertiv Holdings Co.	105,082	2,868,739
		13,487,595
Gas Utilities — 2.8%
National Fuel Gas Co.	52,587	2,747,671
South Jersey Industries, Inc.	91,600	2,375,188
Southwest Gas Holdings, Inc.(1)	38,792	2,567,643
Spire, Inc.	13,005	939,871
		8,630,373
Independent Power Producers and Energy Traders — 1.4%
AES Corp. (The)	171,230	4,463,966
Industrial Machinery — 0.6%
Evoqua Water Technologies Corp.(1)	59,366	2,005,383
Infrastructure REITs — 2.2%
American Tower Corp.	8,526	2,303,214
Crown Castle International Corp.	13,364	2,607,316
SBA Communications Corp.	6,511	2,075,056
		6,985,586
Integrated Telecommunication Services — 0.5%
TELUS Corp.	71,956	1,613,728
9

	Shares	Value
Multi-Utilities — 21.1%
Black Hills Corp.	51,000	$3,347,130
CenterPoint Energy, Inc.	63,828	1,565,063
Consolidated Edison, Inc.	111,031	7,963,143
Dominion Energy, Inc.	160,289	11,792,462
DTE Energy Co.	66,719	8,646,783
E.ON SE	124,903	1,445,086
MDU Resources Group, Inc.	157,130	4,924,454
National Grid plc	238,678	3,035,906
NorthWestern Corp.	111,915	6,739,521
Public Service Enterprise Group, Inc.	163,891	9,790,848
Sempra Energy	52,873	7,004,615
		66,255,011
Oil and Gas Storage and Transportation — 1.2%
Cheniere Energy, Inc.(1)	20,784	1,802,804
Enterprise Products Partners LP	80,519	1,942,924
		3,745,728
Semiconductors — 1.0%
QUALCOMM, Inc.	22,491	3,214,639
Water Utilities — 6.3%
American States Water Co.	20,772	1,652,620
American Water Works Co., Inc.	88,908	13,703,390
Middlesex Water Co.	17,162	1,402,650
Severn Trent plc	45,459	1,573,687
United Utilities Group plc	102,371	1,381,722
		19,714,069
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc.(1)	22,658	3,281,558
TOTAL COMMON STOCKS (Cost $258,914,671)		309,416,561
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $1,358,623), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $1,331,930)		1,331,930
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.875%, 5/15/43, valued at $2,264,493), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $2,220,001)		2,220,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	664,932	664,932
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,216,862)		4,216,862
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $263,131,533)		313,633,423
OTHER ASSETS AND LIABILITIES — 0.1%		466,654
TOTAL NET ASSETS — 100.0%		$314,100,077

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

JUNE 30, 2021
Assets
Investment securities, at value (cost of $263,131,533)	$313,633,423
Cash	7,049
Receivable for capital shares sold	44,646
Dividends and interest receivable	705,664
314,390,782

Liabilities
Payable for capital shares redeemed	120,305
Accrued management fees	170,400
290,705

Net Assets	$314,100,077

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	300,000,000
Shares outstanding	18,297,250

Net Asset Value Per Share	$17.17

Net Assets Consist of:
Capital (par value and paid-in surplus)	$251,088,084
Distributable earnings	63,011,993
$314,100,077

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED JUNE 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $51,615)	$9,936,720
Securities lending, net	10,305
Interest	1,003
9,948,028

Expenses:
Management fees	2,155,544
Directors' fees and expenses	22,511
Other expenses	2,769
2,180,824

Net investment income (loss)	7,767,204

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,325,674
Foreign currency translation transactions	326
17,326,000

Change in net unrealized appreciation (depreciation) on:
Investments	24,504,287
Translation of assets and liabilities in foreign currencies	(2,351)
24,501,936

Net realized and unrealized gain (loss)	41,827,936

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,595,140

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2021 AND JUNE 30, 2020
Increase (Decrease) in Net Assets	June 30, 2021	June 30, 2020
Operations
Net investment income (loss)	$7,767,204	$11,464,427
Net realized gain (loss)	17,326,000	16,330,266
Change in net unrealized appreciation (depreciation)	24,501,936	(57,768,238)
Net increase (decrease) in net assets resulting from operations	49,595,140	(29,973,545)

Distributions to Shareholders
From earnings	(23,113,178)	(11,389,979)

Capital Share Transactions
Proceeds from shares sold	20,349,902	33,412,352
Proceeds from reinvestment of distributions	21,708,419	10,727,644
Payments for shares redeemed	(76,357,062)	(87,807,808)
Net increase (decrease) in net assets from capital share transactions	(34,298,741)	(43,667,812)

Net increase (decrease) in net assets	(7,816,779)	(85,031,336)

Net Assets
Beginning of period	321,916,856	406,948,192
End of period	$314,100,077	$321,916,856

Transactions in Shares of the Fund
Sold	1,176,024	1,868,720
Issued in reinvestment of distributions	1,296,505	589,723
Redeemed	(4,406,756)	(4,988,647)
Net increase (decrease) in shares of the fund	(1,934,227)	(2,530,204)

See Notes to Financial Statements.
13

Notes to Financial Statements

JUNE 30, 2021

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The fund offers the Investor Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended June 30, 2021 was 0.65%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $959,360 and $1,733,161, respectively. The effect of interfund transactions on the Statement of Operations was $188,809 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended
June 30, 2021 were $350,863,999 and $399,443,770, respectively.

16

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$295,584,373	$13,832,188	—
Temporary Cash Investments	664,932	3,551,930	—
Total Value of Investment Securities	$296,249,305	$17,384,118	—

6. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$7,367,465	$11,389,979
Long-term capital gains	$15,745,713	—

17

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$264,885,624
Gross tax appreciation of investments	$50,396,183
Gross tax depreciation of investments	(1,648,384)
Net tax appreciation (depreciation) of investments	$48,747,799
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(3,423)
Net tax appreciation (depreciation) of investments	$48,744,376
Undistributed ordinary income	$5,405,716
Accumulated long-term gains	$8,861,901

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$15.91	0.41	2.08	2.49	(0.39)	(0.84)	(1.23)	$17.17	15.95%	0.66%	2.34%	108%	$314,100
2020	$17.88	0.53	(1.97)	(1.44)	(0.53)	—	(0.53)	$15.91	(8.39)%	0.67%	2.95%	102%	$321,917
2019	$16.85	0.56	1.46	2.02	(0.56)	(0.43)	(0.99)	$17.88	12.26%	0.67%	3.20%	64%	$406,948
2018	$18.14	0.58	(0.58)	—(3)	(0.56)	(0.73)	(1.29)	$16.85	(0.06)%	0.67%	3.31%	48%	$405,844
2017	$19.35	0.59	(0.48)	0.11	(0.58)	(0.74)	(1.32)	$18.14	0.61%	0.67%	3.17%	39%	$540,880

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Utilities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended
June 30, 2021 and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2021

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012-2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	69	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	141	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 16, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary service levels and quality, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided by the Advisor and its affiliates to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.
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In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the
25

one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded
26

that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2019 through December 31, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2021.

For corporate taxpayers, the fund hereby designates $7,367,465, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $15,745,713, or up to the maximum amount allowable, as long-term capital gains distributions (20% rate gain distributions) for the fiscal year ended June 30, 2021.

Change in Independent Registered Public Accounting Firm

On June 16, 2021, the fund’s Audit and Compliance Committee and Board of Directors approved a change to the fund’s independent registered public accountant. PricewaterhouseCoopers LLP was dismissed and Deloitte & Touche LLP was appointed as the independent registered public accounting firm for the fiscal year ending June 30, 2022.

During the fiscal years ended June 30, 2020 and June 30, 2021, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their reports or reportable events, as such term is described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended. The audit reports of PricewaterhouseCoopers LLP on the financial statements of the fund for the fiscal years ended June 30, 2020 and June 30, 2021, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2020 and June 30, 2021, neither the fund, nor anyone on its behalf, consulted with Deloitte & Touche LLP, on behalf of the fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the fund’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are described in Item 304(a)(1) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The fund requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the statements contained above. A copy of the letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission is filed as an exhibit hereto.

30

Notes

31

Notes

32

Contact Us	americancentury.com
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American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2021 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92986 2108

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $249,331
FY 2021: $212,114

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $147,500
FY 2021: $144,500

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4)(i) Change in Registrant’s Independent Public Accountant.

(a)(4)(ii) Letter from PricewaterhouseCoopers LLP.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	August 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	August 24, 2021

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	August 24, 2021